   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 29, 2003
                                                     REGISTRATION NOS. 333-74337
                                                                        811-9259

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------
                                    FORM N-1A

                            REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933                 [X]
                         PRE-EFFECTIVE AMENDMENT NO.                   [ ]
                       POST-EFFECTIVE AMENDMENT NO. 4                  [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
                               AMENDMENT NO. 5                         [X]

                              ---------------------

                     MORGAN STANLEY TOTAL MARKET INDEX FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              ---------------------

                                    COPY TO:

                             STUART M. STRAUSS, ESQ.
                          MAYER, BROWN, ROWE & MAW LLP
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              ---------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective.


  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


             [ ]  immediately upon filing pursuant to paragraph (b)
             [X]  on September 30, 2003 pursuant to paragraph (b)
             [ ]  60 days after filing pursuant to paragraph (a)
             [ ]  on (date) pursuant to paragraph (a)(2) of rule 485.


           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

                                                           [MORGAN STANLEY LOGO]



Morgan Stanley Total Market Index Fund

[GRAPHIC OMITTED]

A mutual fund that seeks to provide investment results that, before expenses, correspond to the total return of the U.S. stock market as measured by the Wilshire 5000 Total Market Index



                                                 Prospectus | September 30, 2003



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS


THE FUND                    INVESTMENT OBJECTIVE ........................................................  1

                            PRINCIPAL INVESTMENT STRATEGIES .............................................  1

                            PRINCIPAL RISKS .............................................................  2

                            PAST PERFORMANCE ............................................................  3

                            FEES AND EXPENSES ...........................................................  5

                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ..................................  6

                            ADDITIONAL RISK INFORMATION .................................................  7

                            FUND MANAGEMENT .............................................................  8

SHAREHOLDER INFORMATION     PRICING FUND SHARES .........................................................  9

                            HOW TO BUY SHARES ...........................................................  9

                            HOW TO EXCHANGE SHARES ...................................................... 11

                            HOW TO SELL SHARES .......................................................... 12

                            DISTRIBUTIONS ............................................................... 14

                            TAX CONSEQUENCES ............................................................ 15

                            SHARE CLASS ARRANGEMENTS .................................................... 16

FINANCIAL HIGHLIGHTS         ............................................................................ 24

MORGAN STANLEY FUNDS         ............................................................. INSIDE BACK COVER

                            THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                            PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE FUND


[GRAPHIC OMITTED]
INVESTMENT OBJECTIVE
----------------------------
Morgan Stanley Total Market Index Fund seeks to provide investment results that, before expenses, correspond to the total return of the U.S. stock market as measured by the Wilshire 5000 Total Market Index.


[GRAPHIC OMITTED]
PRINCIPAL INVESTMENT STRATEGIES
---------------------------------------

The Wilshire 5000 Total Market Index consists of substantially all of the stocks which are actively traded in the United States (currently, more than 7,000). The Index consists of large capitalization, mid capitalization and small capitalization stocks. Because the Index is market capitalization weighted, currently large capitalization stocks in the Index represent approximately two thirds of its value. The Index may include some foreign companies. The Fund will normally invest at least 80% of its assets in stocks included in the Index.


Not all stocks in the Index are purchased because of the practical difficulties and expense of purchasing and selling over 7,000 stocks. Instead, statistical sampling is used in an attempt to recreate the Index in terms of industry, size, dividend yield and other characteristics. For example, if technology stocks make up 20% of the entire market capitalization of the Index, the Fund would seek to invest approximately 20% of its assets in certain technology stocks which, in the aggregate, are believed to be representative of the technology stocks in the Index. The Fund generally expects that its portfolio will include the largest 2,500 to 3,000 U.S. stocks (measured by market capitalization).


The inclusion of a stock in the Index is in no way an endorsement by Wilshire Associates of the stock as an investment, nor is Wilshire Associates a sponsor of the Fund or in any way affiliated with it.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.


The remaining 20% of the Fund's assets may be invested in options and futures contracts. The Fund also may utilize forward foreign currency exchange contracts. In addition, the Fund may make temporary investments in money market instruments to manage cash flows into and out of the Fund.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading or investment strategies while not using others.

[GRAPHIC OMITTED]
PRINCIPAL RISKS
----------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.


Another risk of investing in the Fund arises from its operation as an index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. The Investment Manager seeks a correlation over the long term between the Fund, before expenses, and the Index of 95% or better. A figure of 100% would indicate perfect correlation. The Fund's ability to achieve its goal may be adversely affected by changes in the composition of the Index. In addition, the Fund's ability to achieve the desired correlation will depend upon the success of the statistical sampling utilized by the Investment Manager and the Investment Manager's ability to manage cash flows (primarily from purchases and redemptions and distributions from the Fund's investments).


OTHER RISKS. The Fund may invest in small and medium-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.


The Fund is also subject to other risks from its permissible investments including the risks associated with its options and futures and foreign securities investments. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]
PAST PERFORMANCE
-------------------------
The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns. This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 3 calendar years.



ANNUAL TOTAL RETURN -- CALENDAR YEAR

                                   [BARCHART]


                   -11.65%          -12.13%          -21.82%
                   -------          -------          -------
                    2000             '01               '02


The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of June 30, 2003 was 11.36%.


During the period shown in the bar chart, the highest return for a calendar quarter was 11.89% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -16.90% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS. This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)



--------------------------------------------------------------------------------------------------------
                                                                                          LIFE OF FUND
(FUND SPECIFIC)                                                           PAST 1 YEAR    (SINCE 9/28/99)
--------------------------------------------------------------------------------------------------------
 Class A: Return Before Taxes                                               -25.34%         -10.57%
--------------------------------------------------------------------------------------------------------
 Class B: Return Before Taxes                                               -25.72%         -10.34%
--------------------------------------------------------------------------------------------------------
 Class B: Return After Taxes on Distributions(1)                            -25.76%         -10.37%
--------------------------------------------------------------------------------------------------------
 Class B: Returns After Taxes on Distributions and Sale of Fund Shares      -15.79%          -8.06%
--------------------------------------------------------------------------------------------------------
 Class C: Returns Before Taxes                                              -22.60%          -9.78%
--------------------------------------------------------------------------------------------------------
 Class D: Return Before Taxes                                               -21.00%          -8.86%
--------------------------------------------------------------------------------------------------------
          Wilshire 5000 Total Market Index(2)                               -20.86%          -8.69%
--------------------------------------------------------------------------------------------------------
          Lipper Multi-Cap Core Funds Index(3)                              -21.74%          -6.99%
--------------------------------------------------------------------------------------------------------



(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2) The Wilshire 5000 Total Market Index measures the performance of all U.S. headquartered equity securities and is the best measure of the entire U.S. stock market. Over 7,000 capitalization weighted security returns are used to adjust the Index. The Index does not include any expenses, fees or charges. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[GRAPHIC OMITTED]
FEES AND EXPENSES
--------------------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended July 31, 2003.
(end sidebar)


                                                     CLASS A      CLASS B      CLASS C     CLASS D
  -------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)       5.25%(1)     None         None         None
  -------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)             None(2)      5.00%(3)     1.00%(4)     None
  -------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  Management fee                                      0.21%        0.21%        0.21%        0.21%
  Distribution and service (12b-1) fees               0.25%        1.00%        1.00%        None
  Other expenses                                      0.29%        0.29%        0.29%        0.29%
  Total annual Fund operating expenses(5)             0.75%        1.50%        1.50%        0.50%
  ------------------------------------------------------------------------------------------------


(1) Reduced for purchases of $25,000 and over.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4) Only applicable if you sell your shares within one year after purchase.

(5) The fees and expenses disclosed above reflect that the Investment Manager assumes the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.


                 IF YOU SOLD YOUR SHARES:                              IF YOU HELD YOUR SHARES:
----------------------------------------------------------   --------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------   --------------------------------------------
 Class A       $598        $752      $  920       $1,406       $598        $752        $920       $1,406
----------------------------------------------------------   --------------------------------------------
 Class B       $653        $774      $1,018       $1,791       $153        $474        $818       $1,791
----------------------------------------------------------   --------------------------------------------
 Class C       $253        $474      $  818       $1,791       $153        $474        $818       $1,791
----------------------------------------------------------   --------------------------------------------
 Class D       $ 51        $160      $  280       $  628       $ 51        $160        $280       $  628
----------------------------------------------------------   --------------------------------------------


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.



[GRAPHIC OMITTED]
ADDITIONAL INVESTMENT STRATEGY INFORMATION
----------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.


OPTIONS AND FUTURES. The Fund may invest in put and call options and futures contracts. Options and futures may be used to assist in seeking performance that corresponds to the performance of the Wilshire 5000 Total Market Index and/or to assist in managing cash flows into and out of the Fund. Presently, there are no options and futures on the Wilshire 5000 Total Market Index; however, the Fund may use options and futures on other indexes that represent a portion of the securities contained in the Wilshire 5000 Total Market Index.


TEMPORARY INVESTMENTS. The Fund also may invest up to 20% of its net assets temporarily in money market instruments when the Fund has received cash from the sale of its shares pending investment of the cash, and to have investments that are easily converted to cash to pay Fund shareholders who sell (redeem) Fund shares.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.



[GRAPHIC OMITTED]
ADDITIONAL RISK INFORMATION
-----------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.


OPTIONS AND FUTURES. Risks inherent in the use of options and futures may include the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities owned by the Fund or movements in the Wilshire 5000 Total Market Index (or any other underlying index), and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


FOREIGN SECURITIES. The Fund's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroad. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

[GRAPHIC OMITTED]
FUND MANAGEMENT
-------------------------
The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $115 billion in assets under management or administration as of August 31, 2003.
(end sidebar)


The Fund's portfolio is managed by the Core Growth team and the International Allocation team. The Core Growth team currently includes Kevin Jung, an Executive Director of the Investment Manager, and the International Allocation team currently includes Sherri Cohen, an Executive Director of the Investment Manager.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended July 31, 2003 the Fund accrued total compensation to the Investment Manager amounting to 0.40% of the Fund's average daily net assets. The Investment Manager has agreed to assume Fund operating expenses (except for brokerage and 12b-1 fees) to the extent that such operating expenses exceed 0.50% of the average daily net assets of the Fund, which may reduce the investment management fee below 0.40% of the Fund's average daily net assets. For example, if "other expenses" are 0.25% of the Fund's average daily net assets, the investment management fee rate paid by the Fund equals 0.25% of the Fund's average daily net assets. If "other expenses" decline to 0.15% of the Fund's average daily net assets, the investment management fee paid by the Fund would equal 0.35% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]
PRICING FUND SHARES
---------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.



[GRAPHIC OMITTED]
HOW TO BUY SHARES
--------------------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.


(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.


(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

                          MINIMUM INVESTMENT AMOUNTS


                                             MINIMUM INVESTMENT
                                        ---------------------------
  INVESTMENT OPTIONS                       INITIAL    ADDITIONAL
-------------------------------------------------------------------
  Regular Accounts                         $1,000      $  100
-------------------------------------------------------------------
  Individual Retirement Accounts:          $1,000      $  100
-------------------------------------------------------------------
  Coverdell Education Savings Account      $  500      $  100
-------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                    $  100*     $  100*
-------------------------------------------------------------------
*   Provided your schedule of investments totals $1,000 in twelve months.



There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Total Market Index Fund.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


[GRAPHIC OMITTED]
HOW TO EXCHANGE SHARES
--------------------------------

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement although this has not been the case with the Fund in the past.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]
HOW TO SELL SHARES
--------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
---------------------------------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
[GRAPHIC OMITTED]  --------------------------------------------------------------------------------------------------
                   Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
---------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]  o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.
                   --------------------------------------------------------------------------------------------------
                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                   --------------------------------------------------------------------------------------------------
                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                   --------------------------------------------------------------------------------------------------
                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
---------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a
[GRAPHIC OMITTED]  fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                   --------------------------------------------------------------------------------------------------
                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                   section of this Prospectus.
                   --------------------------------------------------------------------------------------------------
                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
---------------------------------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.


REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]
DISTRIBUTIONS
--------------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from temporary investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]
TAX CONSEQUENCES
-------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and

o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.



When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.


[GRAPHIC OMITTED]
SHARE CLASS ARRANGEMENTS
----------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.


Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                       ANNUAL 12b-1 FEE
-------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during first year.                                                                     0.25%
-------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years.              1.00%
-------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during first year                                                             1.00%
-------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
-------------------------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)





                                                  FRONT-END SALES CHARGE
                                       ---------------------------------------------
                                       PERCENTAGE OF PUBLIC   APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION              OFFERING PRICE      OF NET AMOUNT INVESTED
------------------------------------------------------------------------------------
  Less than $25,000                             5.25%                5.54%
------------------------------------------------------------------------------------
  $25,000 but less than $50,000                 4.75%                4.99%
------------------------------------------------------------------------------------
  $50,000 but less than $100,000                4.00%                4.17%
------------------------------------------------------------------------------------
  $100,000 but less than $250,000               3.00%                3.09%
------------------------------------------------------------------------------------
  $250,000 but less than $500,000               2.50%                2.56%
------------------------------------------------------------------------------------
  $500,000 but less than $1 million             2.00%                2.04%
------------------------------------------------------------------------------------
  $1 million and over                           0.00%                0.00%
------------------------------------------------------------------------------------


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o   A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o   Tax-exempt organizations.

o   Groups organized for a purpose other than to buy mutual fund shares.


COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:



o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.


o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement, or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of
    (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to purchase, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such individuals is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such individuals is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)


                                               CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE                OF AMOUNT REDEEMED
---------------------------------------------------------------------
  First                                                5.0%
---------------------------------------------------------------------
  Second                                               4.0%
---------------------------------------------------------------------
  Third                                                3.0%
---------------------------------------------------------------------
  Fourth                                               2.0%
---------------------------------------------------------------------
  Fifth                                                2.0%
---------------------------------------------------------------------
  Sixth                                                1.0%
---------------------------------------------------------------------
  Seventh and thereafter                               None
---------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:



o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.


o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o   Sales of shares held for you as a participant in a Morgan Stanley Eligible
    Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are also subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees you paid on those shares while in that fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.


CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.



DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A.

Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.


o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series account.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.


Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).


MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



CLASS A SHARES
------------------------------------------------------------------------------------------------------------------
                                                                                                   FOR THE PERIOD
                                                                                                   SEPTEMBER 28,
                                                            FOR THE YEAR ENDED JULY 31,                1999*
                                                    -------------------------------------------       THROUGH
                                                        2003           2002            2001        JULY 31, 2000
------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                $  7.52         $  9.70        $  11.38         $  10.00
------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[++]                            0.08            0.06            0.06             0.06
   Net realized and unrealized gain (loss)              0.76           (2.24)          (1.74)            1.34
                                                     -------        --------        --------         ---------
 Total income (loss) from investment operations         0.84           (2.18)          (1.68)            1.40
------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.03)             --              --               --
   Net realized gains                                     --              --              --            (0.02)
                                                     -------        --------        --------         ---------
 Total dividends and distributions                     (0.03)             --              --            (0.02)
------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $8.33           $7.52           $9.70           $11.38
------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         11.23%         (22.47)%        (14.76)%          13.99%(1)
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3)(4):
------------------------------------------------------------------------------------------------------------------
 Expenses                                               0.75%           0.75%           0.71%            0.75%(2)
------------------------------------------------------------------------------------------------------------------
 Net investment income                                  1.01%           0.67%           0.58%            0.58%(2)
------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $12,865         $13,410         $16,678          $22,895
------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   4%              4%              7%               2%(1)
------------------------------------------------------------------------------------------------------------------

 *      Commencement of operations.
[++] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                                    EXPENSE     NET INVESTMENT
PERIOD ENDED                         RATIO       INCOME RATIO
--------------------------------------------------------------------------------
July 31, 2003                        0.94%          0.82%
--------------------------------------------------------------------------------
July 31, 2002                        0.90%          0.52%
--------------------------------------------------------------------------------
July 31, 2001                        0.81%          0.48%
--------------------------------------------------------------------------------
July 31, 2000                        0.90%          0.43%
--------------------------------------------------------------------------------

CLASS B SHARES
----------------------------------------------------------------------------------------------------------------------
                                                                                                     FOR THE PERIOD
                                                                                                      SEPTEMBER 28,
                                                            FOR THE YEAR ENDED JULY 31,                   1999*
                                                    --------------------------------------------         THROUGH
                                                        2003            2002            2001          JULY 31, 2000
----------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $  7.35        $   9.56        $  11.31         $   10.00
 Income (loss) from investment operations:
   Net investment income (loss)[++]                      0.02           (0.01)          (0.02)            (0.02)
   Net realized and unrealized gain (loss)               0.75           (2.20)          (1.73)             1.35
                                                      -------        --------        --------         -----------
 Total income (loss) from investment operations          0.77           (2.21)          (1.75)             1.33
----------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                                (0.01)             --              --                --
   Net realized gains                                      --              --              --             (0.02)
                                                      -------        --------        --------         -----------
 Total dividends and distributions                      (0.01)             --              --             (0.02)
----------------------------------------------------------------------------------------------------------------------

 Net asset value, end of period                       $  8.11        $   7.35        $   9.56         $   11.31
----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                          10.46%         (23.12)%        (15.47)%           13.29%(1)
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3)(4):
----------------------------------------------------------------------------------------------------------------------
 Expenses                                                1.50%           1.50%           1.50%             1.50%(2)
----------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                            0.26%          (0.08)%         (0.21)%           (0.17)%(2)
----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $182,932        $191,843        $290,758         $ 356,899
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    4%              4%              7%                2%(1)
----------------------------------------------------------------------------------------------------------------------

  *    Commencement of operations.
[++] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
       (loss) ratios would have been as follows:




                                    EXPENSES        NET INVESTMENT
PERIOD ENDED                         RATIO       INCOME (LOSS) RATIO
--------------------------------------------------------------------------------
July 31, 2003                        1.69%              0.07%
--------------------------------------------------------------------------------
July 31, 2002                        1.65%             (0.23)%
--------------------------------------------------------------------------------
July 31, 2001                        1.60%             (0.31)%
--------------------------------------------------------------------------------
July 31, 2000                        1.65%             (0.32)%
--------------------------------------------------------------------------------

CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------
                                                                                                    FOR THE PERIOD
                                                                                                     SEPTEMBER 28,
                                                            FOR THE YEAR ENDED JULY 31,                  1999*
                                                    -------------------------------------------         THROUGH
                                                        2003           2002            2001          JULY 31, 2000
---------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $ 7.36        $  9.56         $  11.31         $   10.00
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income (loss)[++]                     0.02           0.00            (0.02)            (0.02)
   Net realized and unrealized gain (loss)              0.74          (2.20)           (1.73)             1.35
                                                     -------        -------         --------         ---------
 Total income (loss) from investment operations         0.76          (2.20)           (1.75)             1.33
---------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                               (0.01)            --               --                --
   Net realized gains                                     --             --               --             (0.02)
                                                     -------        -------         --------         ---------
 Total dividends and distributions                     (0.01)            --               --             (0.02)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $ 8.11        $  7.36         $   9.56         $   11.31
---------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                         10.31%        (23.01)%         (15.47)%           13.29%(1)
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3)(4):
---------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.50%          1.42%            1.50%             1.50%(2)
---------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                           0.26%          0.00 %          (0.21)%           (0.17)%(2)
---------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands             $23,483        $24,616         $ 35,607         $  43,901
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   4%             4%               7%                2%(1)
---------------------------------------------------------------------------------------------------------------------

 *     Commencement of operations.
[++] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
       (loss) ratios would have been as follows:



                                  EXPENSE          NET INVESTMENT
PERIOD ENDED                       RATIO         INCOME (LOSS) RATIO
--------------------------------------------------------------------------------
July 31, 2003                      1.69%                0.07%
--------------------------------------------------------------------------------
July 31, 2002                      1.57%               (0.15)%
--------------------------------------------------------------------------------
July 31, 2001                      1.60%               (0.31)%
--------------------------------------------------------------------------------
July 31, 2000                      1.65%               (0.32)%
--------------------------------------------------------------------------------

CLASS D SHARES
-----------------------------------------------------------------------------------------------------------
                                                                                           FOR THE PERIOD
                                                                                           SEPTEMBER 28,
                                                        FOR THE YEAR ENDED JULY 31,            1999*
                                                  ---------------------------------------     THROUGH
                                                      2003         2002          2001      JULY 31, 2000
-----------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $ 7.57      $   9.74      $  11.41       $  10.00
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income[++]                          0.09          0.08          0.08           0.08
   Net realized and unrealized gain (loss)            0.78         (2.25)        (1.75)          1.35
                                                    -------     --------      --------       --------
 Total income (loss) from investment operations       0.87         (2.17)        (1.67)          1.43
-----------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
   Net investment income                             (0.04)           --            --             --
   Net realized gains                                   --            --            --          (0.02)
                                                    -------     --------      --------       --------
 Total dividends and distributions                   (0.04)           --            --          (0.02)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 8.40      $   7.57      $   9.74       $  11.41
-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       11.54%       (22.28)%      (14.64)%        14.30%(1)
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(3)(4):
-----------------------------------------------------------------------------------------------------------
 Expenses                                             0.50%         0.50%         0.50%          0.50%(2)
-----------------------------------------------------------------------------------------------------------
 Net investment income                                1.26%         0.92%         0.79%          0.83%(2)
-----------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands           $13,347      $  6,506      $  7,329       $  3,628
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 4%            4%            7%             2%(1)
-----------------------------------------------------------------------------------------------------------

 *    Commencement of operations.
[++] The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                                      EXPENSE             NET INVESTMENT
PERIOD ENDED                           RATIO               INCOME RATIO
--------------------------------------------------------------------------------
   July 31, 2003                       0.69%                  1.07%
   July 31, 2002                       0.65%                  0.77%
   July 31, 2001                       0.60%                  0.69%
   July 31, 2000                       0.65%                  0.68%

NOTES


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28

  MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------

 o GLOBAL/INTERNATIONAL FUNDS

   European Growth Fund

   Fund of Funds - International Portfolio

   Global Advantage Fund

   Global Dividend Growth Securities

   International Fund

   International SmallCap Fund

   International Value Equity Fund

   Japan Fund

   Latin American Growth Fund

   Pacific Growth Fund



 o GROWTH FUNDS

   Aggressive Equity Fund

   American Opportunities Fund

   Capital Opportunities Trust

   Developing Growth Securities Trust

   Growth Fund

   KLD Social Index Fund

   Market Leader Trust

   Nasdaq-100 Index Fund

   New Discoveries Fund

   Next Generation Trust

   Small-Mid Special Value Fund

   Special Growth Fund

   Special Value Fund




 o GROWTH + INCOME FUNDS

   Allocator Fund

   Balanced Growth Fund

   Balanced Income Fund

   Convertible Securities Trust

   Dividend Growth Securities

   Equity Fund

   Fund of Funds - Domestic Portfolio

   Fundamental Value Fund

   Income Builder Fund

   Mid-Cap Value Fund

   S&P 500 Index Fund

   Strategist Fund

   Total Market Index Fund

   Total Return Trust

   Value Fund

   Value-Added Market Series -- Equity Portfolio




 o INCOME FUNDS

   Federal Securities Trust

   Flexible Income Trust

   High Yield Securities

   Limited Duration Fund(NL)

   Limited Duration U.S. Treasury Trust

   Liquid Asset Fund(MM)

   Quality Income Trust

   U.S. Government Money Market Trust(MM)

   U.S. Government Securities Trust


 o SPECIALTY FUNDS

   Biotechnology Fund

   Financial Services Trust

   Global Utilities Fund

   Health Sciences Trust

   Information Fund

   Natural Resource Development Securities

   Real Estate Fund

   Utilities Fund


 o TAX-FREE INCOME FUNDS

   California Tax-Free Daily Income Trust(MM)

   California Tax-Free Income Fund

   Hawaii Municipal Trust(FSC)

   Limited Term Municipal Trust(NL)

   Multi-State Municipal Series Trust(FSC)

   New York Municipal Money Market Trust(MM)

   New York Tax-Free Income Fund

   Tax-Exempt Securities Trust

   Tax-Free Daily Income Trust(MM)

--------------------------------------------------------------------------------

  There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.


  Unless otherwise noted, each listed Morgan Stanley Fund, except for Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

  Class A:            TMIAX        Class C:            TMICX
-----------------------------    -----------------------------
  Class B:            TMIBX        Class D:            TMIDX
-----------------------------    -----------------------------



(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-9259)
CLF # 36085



                                                           [MORGAN STANLEY LOGO]



Morgan Stanley
Total Market Index Fund

[GRAPHIC OMITTED]

A mutual fund that seeks to provide investment results that, before expenses, correspond to the total return of the U.S. stock market as measured by the Wilshire 5000 Total Market Index

                                                 Prospectus | September 30, 2003

STATEMENT OF ADDITIONAL INFORMATION     MORGAN STANLEY
                                        TOTAL MARKET INDEX FUND



SEPTEMBER 30, 2003

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated September 30, 2003) for the Morgan Stanley Total Market Index Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley Total Market Index Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ............................................................................  4

II.   Description of the Fund and Its Investments and Risks ...................................  4
        A. Classification .....................................................................  4
        B. Investment Strategies and Risks ....................................................  4
        C. Fund Policies/Investment Restrictions .............................................. 12
III.  Management of the Fund .................................................................. 13
        A. Board of Trustees .................................................................. 13
        B. Management Information ............................................................. 13
        C. Compensation ....................................................................... 19
IV.   Control Persons and Principal Holders of Securities ..................................... 22
V.    Investment Management and Other Services ................................................ 22
        A. Investment Manager ................................................................. 22
        B. Principal Underwriter .............................................................. 22
        C. Services Provided by the Investment Manager ........................................ 23
        D. Dealer Reallowances ................................................................ 24
        E. Rule 12b-1 Plan .................................................................... 24
        F. Other Service Providers ............................................................ 28
        G. Codes of Ethics .................................................................... 28
VI.   Brokerage Allocation and Other Practices ................................................ 28
        A. Brokerage Transactions ............................................................. 28
        B. Commissions ........................................................................ 29
        C. Brokerage Selection ................................................................ 29
        D. Directed Brokerage ................................................................. 30
        E. Regular Broker-Dealers ............................................................. 30
VII.  Capital Stock and Other Securities ...................................................... 30
VIII. Purchase, Redemption and Pricing of Shares .............................................. 31
        A. Purchase/Redemption of Shares ...................................................... 31
        B. Offering Price ..................................................................... 32
IX.   Taxation of the Fund and Shareholders ................................................... 32
X.    Underwriters ............................................................................ 34
XI.   Calculation of Performance Data ......................................................... 35
XII.  Financial Statements .................................................................... 36
XIII. Morgan Stanley Investment Management Proxy Voting Policy and Procedures.........  Appendix A

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Total Market Index Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees"- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on March 11, 1999, with the name Morgan Stanley Dean Witter Total Market Index Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Total Market Index Fund.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide investment results that, before expenses, correspond to the total return of the Wilshire 5000 Total Market Index.


B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     Stock Index Options. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest up to 20% of its assets in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization.

The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds". Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as "private placements" or "restricted securities." Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities without limit. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock. The Fund may invest up to 5% of the value of its net assets in rights.


     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     Seek to provide investment results that, before expenses, correspond to the total return of the Wilshire 5000 Total Market Index.

     The Fund may not:

     1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. With respect to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

     4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     5. Purchase or sell commodities, except that the Fund may purchase or sell (write) futures contracts and related options thereon.

     6. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes, in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     7. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     8. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

     9. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or
         (c) by lending its portfolio securities.

     10. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     12. Purchase securities of other investment companies unless immediately thereafter not more than (a) 5% of the Fund's total assets would be invested in such company; and (b) 10% of the Fund's total assets would be invested in such securities. Investments in connection with a merger, consolidation, reorganization or acquisition of assets are not subject to this restriction.

     As a non-fundamental policy the Fund may not:

     1. Invest for the purpose of exercising control or management of any other issuer.

     2.  Make short sales.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.


     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail

Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of July 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).





                                                                                         NUMBER OF
                                                                                        PORTFOLIOS
                                                                                          IN FUND
                            POSITION(S)    LENGTH OF                                      COMPLEX
  NAME, AGE AND ADDRESS      HELD WITH       TIME          PRINCIPAL OCCUPATION(S)       OVERSEEN    OTHER DIRECTORSHIPS HELD
 OF INDEPENDENT TRUSTEE      REGISTRANT     SERVED*         DURING PAST 5 YEARS**       BY TRUSTEE          BY TRUSTEE
-------------------------- ------------- ----------- --------------------------------- ------------ ---------------------------
Michael Bozic (62)         Trustee       Since       Retired; Director or Trustee of       216      Director of Weirton Steel
c/o Mayer, Brown, Rowe &                 April 1994  the Retail Funds and TCW/DW                    Corporation.
Maw LLP                                              Term Trust 2003 (since April
Counsel to the Independent                           1994) and the Institutional Funds
Directors                                            (since July 2003); formerly Vice
1675 Broadway                                        Chairman of Kmart Corporation
New York, NY                                         (December 1998-October 2000),
                                                     Chairman and Chief Executive
                                                     Officer of Levitz Furniture
                                                     Corporation (November
                                                     1995-November 1998) and
                                                     President and Chief Executive
                                                     Officer of Hills Department
                                                     Stores (May 1991-July 1995);
                                                     formerly variously Chairman,
                                                     Chief Executive Officer,
                                                     President and Chief Operating
                                                     Officer (1987-1991) of the Sears
                                                     Merchandise Group of Sears,
                                                     Roebuck & Co.

Edwin J. Garn (70)         Trustee       Since       Director or Trustee of the Retail     216      Director of Franklin Covey (time
c/o Summit Ventures LLC                  January     Funds and TCW/DW Term Trust                    management systems), BMW
1 Utah Center                            1993        2003 (since January 1993) and                  Bank of North America, Inc.
201 S. Main Street                                   the Institutional Funds (since                 (industrial loan corporation),
Salt Lake City, UT                                   July 2003); member of the Utah                 United Space Alliance (joint
                                                     Regional Advisory Board of                     venture between Lockheed
                                                     Pacific Corp.; formerly United                 Martin and the Boeing
                                                     States Senator (R-Utah)                        Company) and Nuskin Asia
                                                     (1974-1992) and Chairman,                      Pacific (multilevel marketing);
                                                     Senate Banking Committee                       member of the board of various
                                                     (1980-1986), Mayor                             civic and charitable
                                                     of Salt Lake City, Utah                        organizations.
                                                     (1971-1974), Astronaut, Space
                                                     Shuttle Discovery
                                                     (April 12-19, 1985), and Vice
                                                     Chairman, Huntsman
                                                     Corporation (chemical company).



------------
  * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
 ** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND
                             POSITION(S)   LENGTH OF                                        COMPLEX
    NAME, AGE AND ADDRESS     HELD WITH       TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN      OTHER DIRECTORSHIPS HELD
   OF INDEPENDENT TRUSTEE     REGISTRANT    SERVED*          DURING PAST 5 YEARS**        BY TRUSTEE           BY TRUSTEE
--------------------------- ------------- ----------- ---------------------------------- ------------ -----------------------------
Wayne E. Hedien (69)        Trustee       Since       Retired; Director or Trustee of        216      Director of The PMI Group Inc.
c/o Mayer, Brown, Rowe &                  September   the Retail Funds and TCW/DW                     (private mortgage insurance);
Maw LLP                                   1997        Term Trust 2003 (since                          Trustee and Vice Chairman of
Counsel to the                                        September 1997) and the                         The Field Museum of Natural
Independent Directors                                 Institutional Funds (since July                 History; director of various
1675 Broadway                                         2003); formerly associated with                 other business and charitable
New York, NY                                          the Allstate Companies                          organizations.
                                                      (1966-1994), most recently as
                                                      Chairman of The Allstate
                                                      Corporation (March
                                                      1993-December 1994) and
                                                      Chairman and Chief Executive
                                                      Officer of its wholly-owned
                                                      subsidiary, Allstate Insurance
                                                      Company (July 1989-December
                                                      1994).

Dr. Manuel H. Johnson (54)  Trustee       Since       Chairman of the Audit                  216      Director of NVR, Inc. (home
c/o Johnson Smick                         July 1991   Committee and Director or                       construction); Chairman and
International, Inc.                                   Trustee of the Retail Funds and                 Trustee of the Financial
2099 Pennsylvania Avenue,                             TCW/DW Term Trust 2003                          Accounting Foundation
N.W.                                                  (since July 1991) and the                       (oversight organization of
Suite 950                                             Institutional Funds (since July                 the Financial Accounting
Washington, D.C.                                      2003); Senior Partner, Johnson                  Standards Board); Director of
                                                      Smick International, Inc., a                    RBS Greenwich Capital
                                                      consulting firm; Co-Chairman                    Holdings (financial holding
                                                      and a founder of the Group of                   company).
                                                      Seven Council (G7C), an
                                                      international economic
                                                      commission; formerly Vice
                                                      Chairman of the Board of
                                                      Governors of the Federal
                                                      Reserve System and Assistant
                                                      Secretary of the U.S. Treasury.

Joseph J. Kearns (61)       Trustee       Since       Deputy Chairman of the Audit           217      Director of Electro Rent
PMB754                                    July 2003   Committee and Director or                       Corporation (equipment
23852 Pacific Coast                                   Trustee of the Retail Funds and                 leasing), The Ford Family
Highway                                               TCW/DW Term Trust 2003                          Foundation, and the UCLA
Malibu, CA                                            (since July 2003) and the                        Foundation.
                                                      Institutional Funds (since August
                                                      1994); previously Chairman of
                                                      the Audit Committee of the
                                                      Institutional Funds (October
                                                      2001-July 2003); President,
                                                      Kearns & Associates LLC
                                                      (investment consulting); formerly
                                                      CFO of the J. Paul Getty Trust.

Michael E. Nugent (67)      Trustee       Since       Chairman of the Insurance              216      Director of various business
c/o Triumph Capital, L.P.                 July 1991   Committee and Director or                       organizations.
445 Park Avenue                                       Trustee of the Retail Funds and
New York, NY                                          TCW/DW Term Trust 2003
                                                      (since July 1991) and the
                                                      Institutional Funds (since July
                                                      2001); General Partner of
                                                      Triumph Capital, L.P., a private
                                                      investment partnership; formerly
                                                      Vice President, Bankers Trust
                                                      Company and BT Capital
                                                      Corporation (1984-1988).



------------
  * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
 ** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.


                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND
                           POSITION(S)   LENGTH OF                                       COMPLEX
  NAME, AGE AND ADDRESS     HELD WITH       TIME         PRINCIPAL OCCUPATION(S)        OVERSEEN       OTHER DIRECTORSHIPS HELD
  OF INDEPENDENT TRUSTEE    REGISTRANT    SERVED*         DURING PAST 5 YEARS**        BY TRUSTEE             BY TRUSTEE
------------------------- ------------- ----------- --------------------------------- ------------ --------------------------------
Fergus Reid (71)          Trustee       Since       Chairman of the Governance            217      Trustee and Director of certain
85 Charles Colman Blvd.                 July 2003   Committee and Director or                      investment companies in the
Pawling, NY                                         Trustee of the Retail Funds and                JPMorgan Funds complex
                                                    TCW/DW Term Trust 2003                         managed by JP Morgan
                                                    (since July 2003) and the                      Investment Management Inc.
                                                    Institutional Funds (since June
                                                    1992); Chairman of Lumelite
                                                    Plastics Corporation.



     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of July 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.




                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                                                                                                   COMPLEX
                                POSITION(S)    LENGTH OF                                         OVERSEEN BY
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME         PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT     OTHER DIRECTORSHIPS
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*               PAST 5 YEARS**               TRUSTEE         HELD BY TRUSTEE
------------------------------ ------------- ------------ ------------------------------------- ------------ -----------------------
Charles A. Fiumefreddo (70)    Chairman      Since        Chairman and Director or Trustee          216      None
c/o Morgan Stanley Trust       of the        July 1991    of the Retail Funds and TCW/DW
Harborside Financial Center,   Board and                  Term Trust 2003 (since July 1991)
Plaza Two,                     Trustee                    and the Institutional Funds (since
Jersey City, NJ                                           July 2003); formerly Chief
                                                          Executive Officer of the Retail
                                                          Funds and the TCW/DW Term
                                                          Trust 2003 (until September 2002).

James F. Higgins (55)          Trustee       Since        Director or Trustee of the Retail         216      Director of AXA
c/o Morgan Stanley Trust                     June 2000    Funds and TCW/DW Term Trust                        Financial, Inc. and The
Harborside Financial Center,                              2003 (since June 2000) and the                     Equitable Life
Plaza Two,                                                Institutional Funds (since July                    Assurance Society of
Jersey City, NJ                                           2003); Senior Advisor of Morgan                    the United States
                                                          Stanley (since August 2000);                       (financial services).
                                                          Director of the Distributor and Dean
                                                          Witter Realty Inc.; previously
                                                          President and Chief Operating
                                                          Officer of the Private Client Group
                                                          of Morgan Stanley (May
                                                          1999-August 2000), and President
                                                          and Chief Operating Officer of
                                                          Individual Securities of Morgan
                                                          Stanley (February 1997-May 1999).

Philip J. Purcell (60)         Trustee       Since        Director or Trustee of the Retail         216      Director of American
1585 Broadway                                April 1994   Funds and TCW/DW Term Trust                        Airlines, Inc. and its
New York, NY                                              2003 (since April 1994) and the                    parent company, AMR
                                                          Institutional Funds (since July                    Corporation.
                                                          2003); Chairman of the Board of
                                                          Directors and Chief Executive
                                                          Officer of Morgan Stanley and
                                                          Morgan Stanley DW Inc.; Director
                                                          of the Distributor; Chairman of the
                                                          Board of Directors and Chief
                                                          Executive Officer of Novus Credit
                                                          Services Inc.; Director and/or
                                                          officer of various Morgan Stanley
                                                          subsidiaries.




------------
  * This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

 ** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                  POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME
       EXECUTIVE OFFICER           REGISTRANT         SERVED*                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ ----------------- ----------------- -----------------------------------------------------------------
Mitchell M. Merin (50)         President         Since May         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                      1999              Investment Management Inc.; President, Director and Chief
New York, NY                                                       Executive Officer of the Investment Manager and Morgan Stanley
                                                                   Services; Chairman, Chief Executive Officer and Director of the
                                                                   Distributor; Chairman and Director of the Transfer Agent;
                                                                   Director of various Morgan Stanley subsidiaries; President of
                                                                   Morgan Stanley Investments LP (since February 2003); President of the Institutional Funds (since July 2003) and President of the
                                                                   Retail Funds and TCW/DW Term Trust 2003 (since May 1999); Trustee
                                                                   (since July 2003) and President (since December 2002) of the Van
                                                                   Kampen Closed-End Funds; Trustee (since May 1999) and President
                                                                   (since October 2002) of the Van Kampen Open-End Funds.

Barry Fink (48)                Vice President    Since             General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    and General       February 1997     December 2000) of Morgan Stanley Investment Management; Managing
New York, NY                   Counsel                             Director (since December 2000), Secretary (since February 1997)
                                                                   and Director (since July 1998) of the Investment Manager and
                                                                   Morgan Stanley Services; Assistant Secretary of Morgan Stanley
                                                                   DW; Chief Legal Officer of Morgan Stanley Investments LP (since
                                                                   July 2002); Vice President of the Institutional Funds (since July
                                                                   2003); Vice President and Secretary of the Distributor;
                                                                   previously Secretary of the Retail Funds (February 1997-July
                                                                   2003); previously Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services (February
                                                                   1997-December 2001).

Ronald E. Robison (64)         Executive Vice    Since April       Chief Global Operations Officer and Managing Director of Morgan
1221 Avenue of the Americas    President and     2003              Stanley Investment Management Inc.; Managing Director of Morgan
New York, NY                   Principal                           Stanley & Co. Incorporated; Managing Director of Morgan Stanley;
                               Executive                           Managing Director, Chief Administrative Officer and Director of
                               Officer                             the Investment Manager and Morgan Stanley Services; Chief
                                                                   Executive Officer and Director of the Transfer Agent; Executive
                                                                   Vice President and Principal Executive Officer of the
                                                                   Institutional Funds (since July 2003) and the TCW/DW Term Trust
                                                                   2003 (since April 2003); previously President of the
                                                                   Institutional Funds (March 2001-July 2003) and Director of the
                                                                   Institutional Funds (March 2001-July 2003).

Joseph J. McAlinden (60)       Vice President    Since July        Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas                      1995              Manager, Morgan Stanley Investment Management Inc. and Morgan
New York, NY                                                       Stanley Investments LP; Director of the Transfer Agent, Chief
                                                                   Investment Officer of the Van Kampen Funds; Vice President of the
                                                                   Institutional Funds (since July 2003) and the Retail Funds (since
                                                                   July 1995).

Stefanie V. Chang (36)         Vice President    Since July        Executive Director of Morgan Stanley & Co. and Morgan Stanley
1221 Avenue of the Americas                      2003              Investment Management Inc. and Vice President of the
New York, NY                                                       Institutional Funds (since December 1997) and the Retail Funds
                                                                   (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance LLP).

Francis J. Smith (38)          Treasurer and     Treasurer since   Executive Director of the Investment Manager and Morgan Stanley
c/o Morgan Stanley Trust       Chief Financial   July 2003 and     Services (since December 2001); previously Vice President of the
Harborside Financial Center,   Officer           Chief Financial   Retail Funds (September 2002-July 2003); previously Vice
Plaza Two,                                       Officer since     President of the Investment Manager and Morgan Stanley Services
Jersey City, NJ                                  September         (August 2000-November 2001) and Senior Manager at
                                                 2002              PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (57)          Vice President    Since July        Executive Director (since December 2002) and Assistant Treasurer
c/o Morgan Stanley Trust                         2003              of the Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                       Services; previously Treasurer of the Retail Funds (April
Plaza Two,                                                         1989-July 2003); formerly First Vice President of the Investment
Jersey City, NJ                                                    Manager, the Distributor and Morgan Stanley Services.

Mary E. Mullin (36)            Secretary         Since July        Vice President of Morgan Stanley & Co. Incorporated and Morgan
1221 Avenue of the Americas                      2003              Stanley Investment Management Inc.; Secretary of the
New York, NY                                                       Institutional Funds (since June 1999) and the Retail Funds (since
                                                                   July 2003); formerly practiced law with the New York law firms of
                                                                   McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom
                                                                   LLP.




------------
  * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

 ** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn K. Cranney, Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2002.





                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2002)                         (AS OF DECEMBER 31, 2002)
------------------------   -----------------------------------------------   -----------------------------------------------
INDEPENDENT:
Michael Bozic                                   None                                          over $100,000
Edwin J. Garn                                   None                                          over $100,000
Wayne E. Hedien                                 None                                          over $100,000
Dr. Manuel H. Johnson                           None                                          over $100,000
Michael E. Nugent                               None                                          over $100,000

INTERESTED:
Charles A. Fiumefreddo                   $10,001 - $50,000                                    over $100,000
James F. Higgins                                None                                          over $100,000
Philip J. Purcell                               None                                          over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.


     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Funds' fiscal year ended July 31, 2003, the Audit Committee held 5 meetings.

     The Boards of the Retail Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid, and Garn. The Governance Committee was established on July 31, 2003 and therefore no meetings were held during the Fund's most recent fiscal year end.

     Finally, the board of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended July 31, 2003, the Insurance Committee held 2 meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Fund.


     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.


     The following tables illustrate the compensation that the Fund paid to its Trustees for the fiscal year ended July 31, 2003. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the Fund's last fiscal year and therefore did not receive compensation from the Fund for that period.


                               FUND COMPENSATION




                                      AGGREGATE
                                    COMPENSATION
NAME OF TRUSTEE                     FROM THE FUND
--------------------------------   --------------
Michael Bozic ..................       $1,600
Edwin J. Garn ..................        1,600
Wayne E. Hedien ................        1,600
Dr. Manuel H. Johnson ..........        2,300
Michael E. Nugent ..............        2,100
Charles A. Fiumefreddo .........        3,960



     The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Fund complex (consisting of 217 portfolios) that were in operation at December 31, 2002. None of the Funds' Trustees received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messrs. Nugent, Kearns and Reid, who received compensation for services as Director/Trustee to 14 other registered funds (13 in the case of Mr. Nugent) (consisting of 91 portfolios) (90 in the case of Mr. Nugent) in the Fund Complex. The compensation below includes attendance at the Derivatives Committee meetings, 3 of which were held during the fiscal year ended July 31, 2003. The Derivatives Committee was eliminated on July 31, 2003.


              CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX




                                      TOTAL CASH
                                     COMPENSATION
                                    FOR SERVICES TO
                                    MORGAN STANLEY
NAME OF TRUSTEE                      FUND COMPLEX
--------------------------------   ----------------
Michael Bozic ..................       $159,650
Edwin J. Garn ..................        159,650
Wayne E. Hedien ................        158,950
Dr. Manuel H. Johnson ..........        226,063
Joseph J. Kearns* ..............         95,500
Michael E. Nugent ..............        296,475
Fergus Reid* ...................         95,500
Charles A. Fiumefreddo .........        360,000



------------
* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Board of the Institutional Funds in connection with a deferred fee arrangement, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Trustees fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.

     As of the date of this Statement of Additional Information, 49 of the Morgan Stanley Retail Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


     The following tables illustrate the retirement benefits accrued to the Fund's Independent Trustees by the 49 Morgan Stanley Retail Funds (not including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex. Messrs. Kearns and Reid did not serve as Trustees of the Funds during the Fund's last fiscal year or during the last calendar year and therefore did not accrue any retirement benefits. Furthermore, as of this Statement of Additional Information, Messrs. Kearns and Reid do not participate in the retirement program.


           RETIREMENT BENEFITS FROM ALL MORGAN STANLEY RETAIL FUNDS






                                       FOR ALL ADOPTING FUNDS
                                  --------------------------------
                                     ESTIMATED
                                     CREDITED                           RETIREMENT       ESTIMATED ANNUAL
                                     YEARS OF         ESTIMATED          BENEFITS         BENEFITS UPON
                                    SERVICE AT      PERCENTAGE OF       ACCRUED AS        RETIREMENT(2)
                                    RETIREMENT         ELIGIBLE       EXPENSES BY ALL        FROM ALL
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)      COMPENSATION     ADOPTING FUNDS      ADOPTING FUNDS
-------------------------------   --------------   ---------------   ----------------   -----------------
Michael Bozic .................         10               60.44%           $18,457            $47,838
Edwin J. Garn .................         10               60.44             23,881             47,878
Wayne E. Hedien ...............          9               51.37             34,473             40,842
Dr. Manuel H. Johnson .........         10               60.44             19,803             70,050
Michael E. Nugent .............         10               60.44             32,362             62,646



------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------
     The following owned 5% or more of the outstanding shares of Class A on September 09, 2003: William D. Manly, 103 Cypress Lane, Oak Ridge, TN 37830-8772-12.21%; Byron W. Smith & Connie S. Smith, Trustees O/T Byron W.
Smith Rev Trust, Dated 5/30/97, 3090 S Main Street, Salt Lake City, UT 84115-3747-6.61%; William D. Manly & Ralph Lillard, Trustee of Family Trust V/W Jane W. Manly, Dated 10/5/98, 103 Cypress Lane, Oak Ridge, TN 37830-8772-5.18%.



     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily at the annual rate of 0.40% of the Fund's average daily net assets. The Investment Manager has agreed to assume the Fund's operating expenses (except for brokerage and 12b-1 fees) to the extent the Fund's total operating expenses (except for brokerage and 12b-1 fees) exceed on an annualized basis, for the fiscal year, 0.50% of the average daily net assets of the Fund. Taking the assumption of expenses into account, for the fiscal years ended July 31, 2001, 2002 and 2003, the fees payable to the Investment Manager under the Management Agreement with the Fund amounted to $1,584,639, $750,612 and $874,329, respectively.


     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies; the Investment Manager's expenses in providing the services; the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% of the average daily net assets of Class A and 1.0% of the average daily net assets of Class B and Class C shares.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for last three fiscal years ended July 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                             2003                      2002                      2001
                    ----------------------    -----------------------   -----------------------
Class A ..........  FSCs:(1)      $ 45,780   FSCs:(1)      $ 50,755   FSCs:(1)    $   54,001
                    CDSCs            1,052   CDSCs                0   CDSCs                0
Class B ..........  CDSCs          559,431   CDSCs          927,436   CDSCs        1,078,960
Class C ..........  CDSDs            3,001   CDSCs            4,696   CDSCs           20,237


----------
(1)   FSCs apply to Class A only.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended July 31, 2003, Class A, Class B, and Class C shares of the Fund accrued payments under the Plan amounting to $32,300 $1,752,683 and $225,883, respectively, which amounts are equal to 0.25%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the period.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D, shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended July 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $28,131,535 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 13.46% ($3,785,858)-advertising and promotional expenses; (ii) 0.75% ($212,560)-printing of prospectuses for distribution to other than current shareholders; and (iii) 85.79% ($24,133,117)-other expenses, including the gross sales credit and the carrying charge, of which 7.33% ($1,768,894) represents carrying charges, 38.37% ($9,258,788) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 54.30% ($13,105,435) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended July 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $14,346,906 as of July 31, 2003 (the end of the Fund's fiscal year), which was equal to approximately 7.84% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $3,207 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to approximately 0.014% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT AUDITORS


     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     During the fiscal years ended July 31, 2001, 2002 and 2003, the Fund paid a total of $43,524, $65,908 and $45,349, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended July 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended July 31, 2001, 2002 and 2003, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended July 31, 2001, 2002 and 2003, the Fund paid a total of $65, $0 and $0 in brokerage commissions to Morgan Stanley & Co.


C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


     During the fiscal year ended July 31, 2003, the Fund paid $20,638 in brokerage commissions in connection with transactions in the aggregate amount of $10,369,188 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended July 31, 2003, the Fund purchased securities issued by The Bank of New York and J.P. Morgan Chase & Co., which issuers were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At July 31, 2002, the Fund held securities issued by Citigroup, Inc.; Prudential Financial, Inc.; Goldman Sachs Group, Inc.; Merrill Lynch & Co., Inc.; Bank of New York Co., Inc.; Banc of America Corp and J.P Morgan Chase & Co., with market values of $4,857,844, $411,696, $830,183, $934,457, $453,878, $2,444,072 and $1,855,827
respectively.



VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. OFFERING PRICE


     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services-E. Rule 12b-1 Plan."The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the fund's net asset value: (1) and equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price of the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.


     Options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a redemption or sale of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:


       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                          PERIOD ENDING JULY 31, 2003




                      INCEPTION
CLASS                   DATE        1 YEAR      LIFE OF FUND
------------------   ----------   ----------   -------------
Class A ..........   09/28/99         5.39%         -5.84%
Class B ..........   09/28/99         5.46%         -5.74%
Class C ..........   09/28/99         9.31%         -5.24%
Class D ..........   09/28/99        11.54%         -4.27%



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING JULY 31, 2003



                      INCEPTION
CLASS                   DATE         1 YEAR      LIFE OF FUND
------------------   ----------   -----------   -------------
Class A ..........   09/28/99         11.23%         -4.50%
Class B ..........   09/28/99         10.46%         -5.24%
Class C ..........   09/28/99         10.31%         -5.24%
Class D ..........   09/28/99         11.54%         -4.27%



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING JULY 31, 2003




                      INCEPTION
CLASS                   DATE         1 YEAR      LIFE OF FUND
------------------   ----------   -----------   -------------
Class A ..........   09/28/99         11.23%        -16.21%
Class B ..........   09/28/99         10.46%        -18.67%
Class C ..........   09/28/99         10.31%        -18.67%
Class D ..........   09/28/99         11.54%        -15.42%



     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at July 31, 2003:



CLASS                               INVESTMENT AT INCEPTION OF:
-----------------    INCEPTION   ---------------------------------
                       DATE:      $10,000     $50,000     $100,000
                    ----------   ---------   ---------   ---------
Class A .........   09/28/99      $7,939     $40,219     $81,276
Class B .........   09/28/99      $8,133     $40,665     $81,330
Class C .........   09/28/99      $8,133     $40,665     $81,330
Class D .........   09/28/99      $8,458     $42,290     $84,580



     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:


  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B
                          PERIOD ENDING JULY 31, 2003



                                                           INCEPTION
CALCULATION METHODOLOGY                                      DATE        1 YEAR      LIFE OF FUND
-------------------------------------------------------   ----------   ----------   -------------
After taxes on distributions ..........................   09/28/99         5.41%         -5.76%
After taxes on distributions and redemptions ..........   09/28/99         3.54%         -4.82%


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended July 31, 2003 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003



     NUMBER OF
      SHARES                                                VALUE
--------------------------------------------------------------------
                   Common Stocks and Warrants (97.8%)
                   Advertising/Marketing Services (0.3%)
      1,044        Abitron Inc.* ....................... $  38,837
        542        ADVO, Inc.* .........................    25,176
      1,225        Catalina Marketing Corp.* ...........    20,617
      3,396        DoubleClick Inc.* ...................    38,103
      8,397        Gemstar-TV Guide
                   International, Inc.* ................    39,550
      1,099        Getty Images, Inc.* .................    41,905
         34        Grey Global Group Inc. ..............    26,520
      1,753        Harte-Hanks Inc. ....................    33,675
      8,045        Interpublic Group of
                   Companies, Inc. .....................   111,021
      1,888        Lamar Advertising Co.* ..............    64,777
      3,794        Omnicom Group, Inc. .................   280,301
        787        R.H. Donnelley Corp.* ...............    31,086
      1,086        Valassis Communications,
                   Inc.* ...............................    30,745
                                                         ---------
                                                           782,313
                                                         ---------
                   Aerospace & Defense (1.0%)
        834        Alliant Techsystems, Inc.* ..........    45,787
     16,776        Boeing Co. ..........................   555,621
        481        Cubic Corp. .........................    11,866
        239        Curtiss-Wright Corp. ................    14,985
        473        DRS Technologies, Inc.* .............    12,974
        351        Engineered Support Systems,
                   Inc. ................................    15,532
        764        FLIR Systems, Inc.* .................    20,704
      3,986        General Dynamics Corp. ..............   316,249
      2,523        Goodrich Corp. ......................    58,029
      1,892        L-3 Communications Holdings,
                   Inc.* ...............................    92,859
      9,018        Lockheed Martin Corp. ...............   472,002
      3,629        Northrop Grumman Corp. ..............   334,739
      1,300        Precision Castparts Corp. ...........    41,925
      7,890        Raytheon Co. ........................   242,223
      3,768        Rockwell Collins, Inc. ..............    98,081
      1,755        Titan Corp. (The)* ..................    26,922
        907        United Defense Industries,
                   Inc.* ...............................    23,029
                                                         ---------
                                                         2,383,527
                                                         ---------

     NUMBER OF
      SHARES                                                VALUE
--------------------------------------------------------------------
                   Agricultural Commodities/Milling (0.1%)
    14,031         Archer-Daniels-Midland Co. .......... $ 184,367
     2,150         Bunge Limited (Bermuda) .............    64,392
       938         Corn Products International,
                   Inc. ................................    29,359
     1,066         Delta & Pine Land Co. ...............    26,341
                                                         ---------
                                                           304,459
                                                         ---------
                   Air Freight/Couriers (0.9%)
     1,110         Airborne Inc. .......................    25,019
     1,875         C.H. Robinson Worldwide,
                   Inc. ................................    69,225
     1,161         CNF Inc. ............................    32,334
     1,217         EGL, Inc.* ..........................    20,105
     2,307         Expeditors International of
                   Washington, Inc. ....................    78,230
     6,066         FedEx Corp. .........................   390,590
    22,777         United Parcel Service, Inc.
                   (Class B) ........................... 1,436,773
                                                         ---------
                                                         2,052,276
                                                         ---------
                   Airlines (0.2%)
     1,497         AirTran Holdings, Inc.* .............    19,506
     3,203         AMR Corp.* ..........................    29,948
     1,498         Continental Airlines, Inc.
                   (Class B)* ..........................    21,916
     2,634         Delta Air Lines, Inc. ...............    31,345
     1,367         ExpressJet Holdings, Inc.* ..........    18,372
     1,328         JetBlue Airways Corp.* ..............    60,504
     2,003         Northwest Airlines Corp.
                   (Class A)* ..........................    18,227
     1,185         SkyWest, Inc. .......................    22,148
    15,655         Southwest Airlines Co. ..............   256,899
                                                         ---------
                                                           478,865
                                                         ---------
                   Alternative Power Generation (0.0%)
     7,418         Calpine Corp.* ......................    42,357
                                                         ---------
                   Aluminum (0.3%)
    28,873         Alcoa, Inc. .........................   801,803
                                                         ---------


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued



NUMBER OF
 SHARES                                                     VALUE
--------------------------------------------------------------------
                   Apparel/Footwear (0.4%)
      3,484        Cintas Corp. ..................... $ 144,098
      1,770        Coach, Inc.* .....................    93,810
        847        Columbia Sportswear Co.* .........    44,883
      2,660        Jones Apparel Group, Inc. ........    77,007
        562        K-Swiss, Inc. (Class A) ..........    21,170
        640        Kellwood Co. .....................    21,024
      2,283        Liz Claiborne, Inc. ..............    78,604
      5,390        Nike, Inc. (Class B) .............   278,879
      1,189        Polo Ralph Lauren Corp. ..........    31,401
      1,186        Quiksilver, Inc.* ................    20,494
      1,497        Reebok International Ltd. ........    49,251
        761        Russell Corp. ....................    15,152
        923        Timberland Co. (Class A)* ........    41,369
      2,401        VF Corp. .........................    91,550
        907        Wolverine World Wide, Inc. .......    17,324
                                                      ---------
                                                      1,026,016
                                                      ---------
                   Apparel/Footwear Retail (0.5%)
      2,026        Abercrombie & Fitch Co.
                   (Class A)* .......................    65,014
        725        Aeropostale, Inc.* ...............    18,959
      1,510        American Eagle Outfitters,
                   Inc.* ............................    33,462
        943        AnnTaylor Stores Corp.* ..........    26,640
        912        Burlington Coat Factory
                   Warehouse Corp. ..................    16,808
      1,726        Chico's FAS, Inc.* ...............    46,861
        477        Christopher & Banks Corp.* .......    18,865
      3,107        Foot Locker, Inc. ................    46,481
     17,587        Gap, Inc. (The) ..................   316,390
        631        Hot Topic, Inc.* .................    18,236
     10,793        Limited Brands, Inc. .............   180,351
        921        Men's Wearhouse, Inc. (The)*......    23,311
      2,893        Nordstrom, Inc. ..................    61,071
        912        Pacific Sunwear of California,
                   Inc.* ............................    27,679
      1,379        Payless ShoeSource, Inc.* ........    18,203
      1,558        Ross Stores, Inc. ................    71,201
      1,272        Talbot's, Inc. (The) .............    41,963
     10,539        TJX Companies, Inc. (The) ........   204,984
        774        Too, Inc.* .......................    14,242
        366        Urban Outfitters, Inc.* ..........    14,545
                                                      ---------
                                                      1,265,266
                                                      ---------

     NUMBER OF
      SHARES                                                VALUE
--------------------------------------------------------------------
                   Auto Parts: O.E.M. (0.3%)
     1,027         American Axle &
                   Manufacturing Holdings,
                   Inc.* ............................ $  29,732
     1,585         ArvinMeritor, Inc. ...............    28,926
       626         BorgWarner, Inc. .................    41,798
     3,239         Dana Corp. .......................    49,881
    11,618         Delphi Corp. .....................    97,591
     1,625         Eaton Corp. ......................   136,776
     1,784         Gentex Corp.* ....................    63,403
     1,932         Johnson Controls, Inc. ...........   186,651
     1,459         Lear Corp.* ......................    75,839
       860         Modine Manufacturing Co. .........    18,266
       770         Superior Industries
                   International, Inc. ..............    33,287
     3,098         Visteon Corp. ....................    19,610
                                                      ---------
                                                        781,760
                                                      ---------
                   Automotive Aftermarket (0.0%)
       513         Bandag, Inc. .....................    18,063
       729         CLARCOR Inc. .....................    29,328
     1,725         Cooper Tire & Rubber Co. .........    29,325
     3,566         Goodyear Tire & Rubber Co.
                   (The) ............................    19,649
                                                      ---------
                                                         96,365
                                                      ---------
                   Beverages: Alcoholic (0.5%)
    16,948         Anheuser-Busch Companies,
                   Inc. .............................   878,245
     1,247         Brown-Forman Corp.
                   (Class B) ........................    97,141
     1,778         Constellation Brands Inc.
                   (Class A)* .......................    51,295
       749         Coors (Adolph) Co. (Class B)......    38,484
                                                      ---------
                                                      1,065,165
                                                      ---------
                   Beverages: Non-Alcoholic (1.1%)
    48,711         Coca-Cola Co. (The) .............. 2,190,534
     8,614         Coca-Cola Enterprises Inc. .......   146,869
     5,322         Pepsi Bottling Group, Inc.
                   (The) ............................   116,978
     2,846         PepsiAmericas, Inc.* .............    38,193
                                                      ---------
                                                      2,492,574
                                                      ---------


                       See Notes to Financial Statements
                                       38

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued





NUMBER OF
 SHARES                                                     VALUE
--------------------------------------------------------------------
                   Biotechnology (1.9%)
     1,999         Abgenix, Inc.* ...................... $  25,367
     1,255         Affymetrix, Inc.* ...................    30,120
     1,304         Alkermes, Inc.* .....................    17,213
    25,398         Amgen Inc.* ......................... 1,767,193
     1,940         Amylin Pharmaceuticals,
                   Inc.* ...............................    46,502
     1,936         Applera Corp. - Celera
                   Genomics Group* .....................    19,476
     3,086         Biogen, Inc.* .......................   118,564
     1,390         BioMarin Pharmaceutical,
                   Inc.* ...............................    15,068
     1,686         Celgene Corp.* ......................    61,724
     1,210         Cephalon, Inc.* .....................    60,476
       816         Charles River Laboratories
                   International, Inc.* ................    30,323
     3,674         Chiron Corp.* .......................   167,534
       689         CV Therapeutics, Inc.* ..............    24,590
       817         Enzo Biochem, Inc.* .................    16,936
     1,101         Enzon, Inc.* ........................    14,941
       556         Gen-Probe Inc.* .....................    30,580
     1,541         Genencor International Inc.* ........    25,781
     4,411         Genentech, Inc.* ....................   356,188
     1,542         Genta Inc.* .........................    20,401
     4,263         Genzyme Corp.* ......................   215,026
     3,903         Gilead Sciences, Inc.* ..............   267,551
     2,768         Human Genome Sciences,
                   Inc.* ...............................    38,005
     1,309         ICOS Corp.* .........................    57,099
     3,122         IDEC Pharmaceuticals Corp.*..........   105,648
       974         IDEXX Laboratories, Inc.* ...........    39,418
       884         ILEX Oncology, Inc.* ................    14,754
     1,507         ImClone Systems, Inc.* ..............    63,023
       713         InterMune Inc.* .....................    13,404
     1,105         Invitrogen Corp.* ...................    57,239
     1,321         Ligand Pharmaceuticals Inc.
                   (Class B)* ..........................    16,948
       532         Martek Biosciences Corp.* ...........    25,813
     1,047         Medicines Company (The)* ............    28,426
     5,040         MedImmune, Inc.* ....................   197,518
     5,778         Millennium Pharmaceuticals,
                   Inc.* ...............................    72,572
       666         Neurocrine Biosciences,
                   Inc.* ...............................    35,751

NUMBER OF
 SHARES                                                     VALUE
--------------------------------------------------------------------
       862         NPS Pharmaceuticals, Inc.* .......... $  22,007
       805         OSI Pharmaceuticals Inc.* ...........    27,056
     2,090         Protein Design Labs, Inc.* ..........    26,668
     2,295         SICOR Inc.* .........................    44,752
       948         Tanox, Inc.* ........................    16,220
       927         Techne Corp.* .......................    29,970
       456         Trimeris, Inc.* .....................    20,224
     1,328         Tularik Inc.* .......................    15,126
     1,739         Vertex Pharmaceuticals, Inc.*........    25,198
     1,051         Zymogenetics, Inc.* .................    14,640
                                                         ---------
                                                         4,339,033
                                                         ---------
                   Broadcasting (0.5%)
    12,181         Clear Channel
                   Communications, Inc. ................   498,812
       966         Cox Radio, Inc. (Class A)* ..........    20,238
     1,046         Cumulus Media, Inc.
                   (Class A)* ..........................    18,295
     1,281         Emmis Communications Corp.
                   (Class A)* ..........................    25,633
     1,245         Entercom Communications
                   Corp.* ..............................    59,001
     1,723         Entravision Communications
                   Corp. (Class A)* ....................    18,350
     2,111         Hearst-Argyle Television, Inc.*......    47,709
     2,331         Hispanic Broadcasting
                   Corp.* ..............................    61,026
       544         Liberty (Corp.) (The) ...............    23,599
       567         Lin TV Corp. (Class A)* .............    12,349
     2,142         Radio One, Inc. (Class A)* ..........    36,031
     1,191         Sinclair Broadcast Group, Inc.
                   (Class A)* ..........................    12,303
    18,230         Sirius Satellite Radio Inc. * .......    32,814
     4,647         Univision Communications Inc.
                   (Class A)* ..........................   144,986
     2,166         Westwood One, Inc.* .................    66,150
     2,188         XM Satellite Radio Holdings
                   Inc. (Class A)* .....................    30,085
                                                         ---------
                                                         1,107,381
                                                         ---------
                   Building Products (0.2%)
     1,650         American Standard
                   Companies, Inc.* ....................   126,060
     1,468         Lennox International Inc. ...........    23,415


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


NUMBER OF
 SHARES                                                     VALUE
--------------------------------------------------------------------
      9,731        Masco Corp. ....................... $  237,144
        632        Simpson Manufacturing Co.,
                   Inc.* .............................     28,225
        954        York International Corp. ..........     27,962
                                                       ----------
                                                          442,806
                                                       ----------
                   Cable/Satellite TV (1.3%)
      4,693        Cablevision Systems New
                   York Group (Class A)* .............     99,961
      5,974        Charter Communications, Inc.
                   (Class A)* ........................     29,093
     45,584        Comcast Corp. (Class A)* ..........  1,382,107
     11,889        Cox Communications, Inc.
                   (Class A)* ........................    377,951
      4,948        EchoStar Communications
                   Corp. (Class A)* ..................    179,464
     22,164        General Motors Corp.
                   (Class H)* ........................    304,312
      1,229        Insight Communications Co.,
                   Inc.* .............................     16,714
     49,010        Liberty Media Corp.
                   (Class A)* ........................    543,521
      2,167        Mediacom Communications
                   Corp. * ...........................     20,413
                                                       ----------
                                                        2,953,536
                                                       ----------
                   Casino/Gaming (0.3%)
      1,124        Alliance Gaming Corp.* ............     23,975
        661        Argosy Gaming Co.* ................     15,335
        789        Aztar Corp.* ......................     14,896
      1,194        Boyd Gaming Corp. .................     19,044
      1,227        GTECH Holdings Corp. ..............     47,325
      2,218        Harrah's Entertainment, Inc. ......     96,816
      6,940        International Game
                   Technology ........................    176,623
      1,364        Mandalay Resort Group .............     47,413
      3,059        MGM Mirage * ......................    104,924
      5,818        Park Place Entertainment
                   Corp.* ............................     52,071
        783        Penn National Gaming, Inc.* .......     16,834
      1,102        Station Casinos, Inc. .............     31,958
                                                       ----------
                                                          647,214
                                                       ----------
NUMBER OF
 SHARES                                                     VALUE
--------------------------------------------------------------------
                   Chemicals: Agricultural (0.1%)
     2,422         IMC Global Inc. ................... $   17,705
     5,196         Monsanto Co. ......................    119,508
       767         Scotts Company (The)
                   (Class A)* ........................     40,651
                                                       ----------
                                                          177,864
                                                       ----------
                   Chemicals: Major Diversified (0.8%)
     1,316         Cabot Corp. .......................     35,900
    18,259         Dow Chemical Co. (The) ............    644,543
    19,704         Du Pont (E.I.) de Nemours &
                   Co. ...............................    865,794
     1,496         Eastman Chemical Co. ..............     54,305
     2,817         Engelhard Corp. ...................     74,031
     2,434         Hercules Inc.* ....................     27,796
     4,387         Rohm & Haas Co. ...................    155,168
                                                       ----------
                                                        1,857,537
                                                       ----------
                   Chemicals: Specialty (0.4%)
     4,496         Air Products & Chemicals,
                   Inc. ..............................    208,974
     1,633         Airgas, Inc. ......................     31,746
     1,081         Albemarle Corp. ...................     29,500
       669         Cambrex Corp. .....................     14,169
     2,198         Crompton Corp. ....................     13,694
       841         Cytec Industries, Inc.* ...........     32,479
       662         FMC Corp.* ........................     15,822
       689         Georgia Gulf Corp. ................     15,764
     1,089         Great Lakes Chemical Corp. ........     23,740
     1,351         Lubrizol Corp. (The) ..............     45,110
     3,644         Lyondell Chemical Co. .............     54,551
     1,455         Millennium Chemicals Inc. .........     16,238
     1,328         NL Industries, Inc. ...............     23,692
     3,394         Praxair, Inc. .....................    219,456
     1,125         Sensient Technologies Corp.........     24,041
     1,568         Sigma-Aldrich Corp. ...............     89,329
     2,846         Valhi, Inc. .......................     29,541
                                                       ----------
                                                          887,846
                                                       ----------
                   Coal (0.1%)
     1,222         Arch Coal, Inc. ...................     25,112
     1,635         CONSOL Energy, Inc. ...............     30,493
     1,820         Massey Energy Co. .................     20,839
     1,256         Peabody Energy Corp. ..............     38,547
                                                       ----------
                                                          114,991
                                                       ----------


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


NUMBER OF
 SHARES                                                     VALUE
--------------------------------------------------------------------
                   Commercial Printing/Forms (0.1%)
    567            Banta Corp. ......................... $  19,187
  1,258            Deluxe Corp. ........................    55,855
  2,428            Donnelley (R.R.) & Sons Co. .........    64,245
    583            Harland (John H.) Co. ...............    15,391
                                                         ---------
                                                           154,678
                                                         ---------
                   Computer Communications (1.4%)
  7,765            3Com Corp.* .........................    37,893
  3,081            Adaptec, Inc.* ......................    20,858
  7,676            Avaya Inc.* .........................    73,690
  1,140            Avocent Corp.* ......................    30,529
  5,693            Brocade Communications
                   Systems, Inc.* ......................    31,767
141,496            Cisco Systems, Inc.* ................ 2,762,002
  1,213            Echelon Corp.* ......................    18,826
  1,821            Emulex Corp.* .......................    37,057
  4,875            Enterasys Networks, Inc.* ...........    22,620
  2,962            Extreme Networks, Inc.* .............    18,127
  2,801            Foundry Networks, Inc.* .............    50,530
  7,852            Juniper Networks, Inc.* .............   113,304
  2,550            McDATA Corp. (Class A)* .............    27,565
                                                         ---------
                                                         3,244,768
                                                         ---------
                   Computer Peripherals (0.5%)
  1,736            Advanced Digital Information
                   Corp.* ..............................    20,155
    682            Avid Technology, Inc.* ..............    31,686
  1,651            Electronics for Imaging, Inc.*.......    34,671
 44,263            EMC Corp.* ..........................   470,958
    750            Imation Corp. .......................    26,767
  2,554            Lexmark International, Inc. *........   163,890
  5,523            Maxtor Corp.* .......................    55,230
  7,082            Network Appliance, Inc.* ............   113,170
  1,564            Pinnacle Systems, Inc.* .............    12,887
  3,304            Quantum Corp. - DLT &
                   Storage Systems* ....................     9,912
  2,413            Seagate Techology (Cayman
                   Islands) ............................    52,603
  2,516            Storage Technology Corp.* ...........    67,026
  3,970            Western Digital Corp.* ..............    39,541
    750            Zebra Technologies Corp.
                   (Class A)* ..........................    58,185
                                                         ---------
                                                         1,156,681
                                                         ---------

 NUMBER OF
  SHARES                                                    VALUE
--------------------------------------------------------------------
                   Computer Processing Hardware (1.5%)
  7,348            Apple Computer, Inc.* ............... $ 154,675
 51,218            Dell Inc.* .......................... 1,725,022
  6,968            Gateway, Inc.* ......................    35,606
 60,377            Hewlett-Packard Co. ................. 1,278,181
  2,075            NCR Corp.* ..........................    57,208
 64,257            Sun Microsystems, Inc.* .............   240,321
                                                         ---------
                                                         3,491,013
                                                         ---------
                   Construction Materials (0.1%)
    544            Centex Construction
                   Products, Inc. ......................    24,480
    616            Florida Rock Industries, Inc. .......    29,469
  1,588            Lafarge North America, Inc. .........    53,198
  1,045            Martin Marietta Materials, Inc.......    40,023
    392            Trex Co., Inc.* .....................    14,308
  2,003            Vulcan Materials Co. ................    80,561
                                                         ---------
                                                           242,039
                                                         ---------
                   Consumer Sundries (0.0%)
  1,388            American Greetings Corp.
                   (Class A)* ..........................    24,720
  1,119            Blyth Industries, Inc. ..............    29,273
  1,507            Oakley, Inc. ........................    17,014
  1,156            Yankee Candle Co., Inc.
                   (The)* ..............................    27,767
                                                         ---------
                                                            98,774
                                                         ---------
                   Containers/Packaging (0.3%)
    920            Aptargroup, Inc. ....................    34,270
  1,132            Ball Corp. ..........................    56,260
  1,267            Bemis Company, Inc. .................    56,622
  3,279            Crown Holdings, Inc.* ...............    24,494
  3,046            Owens-Illinois, Inc.* ...............    34,816
  2,621            Packaging Corp. of America*..........    49,537
  3,391            Pactiv Corp.* .......................    66,972
  1,722            Sealed Air Corp.* ...................    82,191
  5,496            Smurfit-Stone Container
                   Corp.* ..............................    82,275
  2,516            Sonoco Products Co. .................    57,365
  1,713            Temple-Inland, Inc. .................    79,466
                                                         ---------
                                                           624,268
                                                         ---------


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


     NUMBER OF
      SHARES                                            VALUE
--------------------------------------------------------------------
                   Contract Drilling (0.3%)
      3,095        Diamond Offshore Drilling,
                   Inc. ............................. $  60,229
      3,070        ENSCO International Inc. .........    76,965
      4,709        GlobalSantaFe Corp. (Cayman
                   Islands) .........................   104,775
      3,712        Grey Wolf, Inc.* .................    13,103
      1,185        Helmerich & Payne, Inc. ..........    31,699
      2,910        Nabors Industries Ltd.
                   (Bermuda)* .......................   104,178
      2,790        Noble Corp. (Cayman
                   Islands)* ........................    91,707
      1,663        Patterson-UTI Energy, Inc.* ......    45,899
      3,020        Pride International, Inc.* .......    49,770
      2,082        Rowan Companies, Inc.* ...........    45,700
      6,498        Transocean Inc. (Cayman
                   Islands)* ........................   127,166
                                                      ---------
                                                        751,191
                                                      ---------
                   Data Processing Services (1.1%)
      1,617        Acxiom Corp.* ....................    25,694
      2,614        Affiliated Computer Services,
                   Inc. (Class A)* ..................   129,524
     11,784        Automatic Data Processing,
                   Inc. .............................   436,951
      2,405        BISYS Group, Inc. (The)* .........    39,803
      3,048        Ceridian Corp.* ..................    56,845
      1,443        Certergy Inc. ....................    39,293
      1,684        CheckFree Corp.* .................    45,316
      3,856        Computer Sciences Corp.* .........   156,438
     10,004        Concord EFS, Inc.* ...............   136,154
      3,500        Convergys Corp.* .................    59,045
      1,134        CSG Systems International,
                   Inc.* ............................    17,112
      2,372        DST Systems, Inc.* ...............    87,195
     14,880        First Data Corp. .................   561,869
      3,738        Fiserv, Inc.* ....................   145,932
        696        Global Payments Inc. .............    24,506
      1,026        National Processing, Inc.* .......    19,237
      7,530        Paychex, Inc. ....................   244,951
      5,636        SunGard Data Systems Inc.*........   147,889
      3,990        Total System Services, Inc. ......    92,568
                                                      ---------
                                                      2,466,322
                                                      ---------

     NUMBER OF
      SHARES                                            VALUE
--------------------------------------------------------------------
                   Department Stores (0.5%)
     1,683         Dillard's, Inc. (Class A) ........ $  25,363
     3,835         Federated Department
                   Stores, Inc. .....................   153,438
     6,670         Kohl's Corp.* ....................   395,864
     5,809         May Department Stores Co. ........   143,540
     1,134         Neiman Marcus Group, Inc.
                   (The) (Class A)* .................    44,566
     5,405         Penney (J.C.) Co., Inc. ..........   100,425
     3,185         Saks, Inc.* ......................    36,022
     6,362         Sears, Roebuck & Co. .............   258,933
                                                      ---------
                                                      1,158,151
                                                      ---------
                   Discount Stores (2.5%)
     1,394         99 Cents Only Stores* ............    47,675
     2,369         Big Lots, Inc.* ..................    36,506
     1,457         BJ's Wholesale Club, Inc.* .......    28,411
     9,005         Costco Wholesale Corp.* ..........   333,635
     6,749         Dollar General Corp. .............   124,182
     2,262         Dollar Tree Stores, Inc.* ........    82,970
     3,382         Family Dollar Stores, Inc. .......   126,859
       628         Fred's, Inc. .....................    18,388
    17,953         Target Corp. .....................   687,959
    78,509         Wal-Mart Stores, Inc. ............ 4,389,438
                                                      ---------
                                                      5,876,023
                                                      ---------
                   Drugstore Chains (0.4%)
     7,698         CVS Corp. ........................   230,863
       991         Longs Drug Stores Corp. ..........    19,354
    10,421         Rite Aid Corp.* ..................    49,291
    20,023         Walgreen Co. .....................   599,088
                                                      ---------
                                                        898,596
                                                      ---------
                   Electric Utilities (2.4%)
    10,912         AES Corp. (The)* .................    68,636
     2,648         Allegheny Energy, Inc. ...........    21,899
     2,014         Alliant Energy Corp. .............    40,904
     3,685         Ameren Corp. .....................   153,886
     8,166         American Electric Power Co.,
                   Inc. .............................   229,138
     3,762         Aquila, Inc. .....................     9,706
     1,235         Avista Corp. .....................    18,216
       761         Black Hills Corp. ................    23,355
     6,620         CenterPoint Energy, Inc. .........    53,423


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


     NUMBER OF
      SHARES                                            VALUE
--------------------------------------------------------------------
     3,474         Cinergy Corp. .................... $ 118,185
     1,129         Cleco Corp. ......................    18,064
     3,007         CMS Energy Corp. .................    19,545
       812         CN Energy Group, Inc. ............    35,200
     4,533         Consolidated Edison, Inc. ........   180,005
     3,577         Constellation Energy Group,
                   Inc. .............................   119,472
     6,462         Dominion Resources, Inc. .........   388,366
     2,710         DPL, Inc. ........................    39,430
     1,742         DQE, Inc. ........................    24,945
     3,634         DTE Energy Co. ...................   129,770
    17,434         Duke Energy Corp. ................   305,967
     6,654         Edison International* ............   109,192
     1,339         El Paso Electric Co.* ............    15,492
     3,481         Energy East Corp. ................    72,092
     4,756         Entergy Corp. ....................   244,982
     6,637         Exelon Corp. .....................   381,428
     6,223         FirstEnergy Corp. ................   214,631
     3,838         FPL Group, Inc. ..................   236,689
     1,782         Great Plains Energy, Inc. ........    50,840
     1,016         Hawaiian Electric Industries,
                   Inc. .............................    43,210
     1,078         IDACORP, Inc. ....................    29,268
       669         MGE Energy Inc. ..................    20,960
     3,876         Northeast Utilities ..............    65,117
     1,676         NSTAR ............................    74,967
     2,387         OGE Energy Corp. .................    47,549
       819         Otter Tail Corp. .................    21,466
     3,983         Pepco Holdings, Inc. .............    68,986
     8,315         PG&E Corp.* ......................   178,357
     2,103         Pinnacle West Capital Corp. ......    72,175
     1,131         PNM Resources, Inc. ..............    30,186
     3,696         PPL Corp. ........................   146,325
     5,105         Progress Energy, Inc. ............   207,978
     4,836         Public Service Enterprise
                   Group, Inc. ......................   197,067
     2,354         Puget Energy, Inc. ...............    51,482
     5,973         Reliant Resources, Inc.* .........    29,626
     2,758         SCANA Corp. ......................    91,566
     2,379         Sierra Pacific Resources* ........    12,252
    14,488         Southern Co. (The) ...............   412,039
     3,878         TECO Energy, Inc. ................    48,087

     NUMBER OF
      SHARES                                            VALUE
--------------------------------------------------------------------
     6,533         TXU Corp. ........................ $ 131,771
       458         UIL Holdings Corp. ...............    16,685
     1,319         UniSource Energy Corp. ...........    24,072
     1,559         Westar Energy, Inc. ..............    26,207
     2,884         Wisconsin Energy Corp. ...........    81,185
     1,149         WPS Resources Corp. ..............    45,742
     8,005         Xcel Energy, Inc. ................   115,912
                                                      ---------
                                                      5,613,695
                                                      ---------
                   Electrical Products (0.4%)
       932         Acuity Brands, Inc. ..............    16,916
     4,201         American Power Conversion
                   Corp.* ...........................    73,223
     1,231         Baldor Electric Co. ..............    25,543
     1,931         Cooper Industries Ltd.
                   (Class A) (Bermuda) ..............    85,601
     8,567         Emerson Electric Co. .............   460,048
     1,774         Energizer Holdings, Inc.* ........    60,759
       268         Franklin Electric Co., Inc. ......    15,364
     1,611         Hubbell, Inc. (Class B) ..........    55,257
     4,142         Molex Inc. .......................   115,645
     1,998         Power-One, Inc.* .................    21,159
     2,259         Thomas & Betts Corp.* ............    34,472
       366         Wilson Greatbatch
                   Technologies, Inc.* ..............    14,314
                                                      ---------
                                                        978,301
                                                      ---------
                   Electronic Components (0.3%)
     1,147         Amphenol Corp. (Class A)* ........    61,938
     4,512         AVX Corp. ........................    49,406
       766         Benchmark Electronics, Inc.*......    30,487
     1,728         Cree, Inc.* ......................    23,086
       646         Hutchinson Technology Inc.*.......    18,553
     4,390         Jabil Circuit, Inc.* .............   101,189
     2,761         Kemet Corp.* .....................    29,957
     3,937         MEMC Electronic Materials,
                   Inc.* ............................    44,409
       510         OmniVision Technologies, Inc.* ...    20,701
     2,027         QLogic Corp.* ....................    85,438
     1,576         SanDisk Corp.* ...................    89,343
    11,378         Sanmina-SCI Corp.* ...............    90,341


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


  NUMBER OF
   SHARES                                               VALUE
--------------------------------------------------------------------
    17,429         Solectron Corp.* ................... $  89,062
     1,228         Technitrol, Inc.* ..................    23,050
     3,708         Vishay Intertechnology, Inc.*.......    49,316
                                                        ---------
                                                          806,276
                                                        ---------
                   Electronic Distributors (0.1%)
     1,527         Anixter International, Inc.* .......    34,067
     2,898         Arrow Electronics, Inc.* ...........    49,411
     3,340         Avnet, Inc. ........................    48,096
     1,959         CDW Corp. ..........................    93,797
     3,639         Ingram Micro Inc. (Class A)* .......    50,036
     1,385         Tech Data Corp.* ...................    43,350
                                                        ---------
                                                          318,757
                                                        ---------
                   Electronic Equipment/Instruments (0.5%)
     9,656         Agilent Technologies, Inc.* ........   209,825
       888         Coherent, Inc.* ....................    21,738
     1,654         Diebold, Inc. ......................    73,123
    29,250         JDS Uniphase Corp.* ................    88,042
       451         Kronos, Inc.* ......................    24,985
     1,105         Newport Corp.* .....................    19,017
     3,635         Rockwell Automation, Inc. ..........    93,928
     3,265         Scientific-Atlanta, Inc. ...........    98,897
     4,915         Symbol Technologies, Inc. ..........    62,961
     2,671         Tektronix, Inc.* ...................    56,438
     4,001         Thermo Electron Corp.* .............    89,022
     1,165         Unova, Inc.* .......................    15,856
     2,584         Waters Corp.* ......................    81,939
    14,842         Xerox Corp.* .......................   160,294
                                                        ---------
                                                        1,096,065
                                                        ---------
                   Electronic Production Equipment (0.7%)
     3,564         Amkor Technology, Inc.* ............    52,284
    33,839         Applied Materials, Inc.* ...........   659,860
     1,170         ATMI, Inc.* ........................    30,151
     5,681         Cadence Design Systems,
                   Inc.* ..............................    77,659
     2,247         Chippac Inc.* ......................    12,808
     1,155         Cognex Corp. .......................    32,917
       943         Cymer, Inc.* .......................    38,144
     1,795         Entegris Inc.* .....................    25,704
       934         FEI Co.* ...........................    20,735
     4,248         KLA-Tencor Corp.* ..................   219,409
     3,215         Lam Research Corp.* ................    69,958

     NUMBER OF
      SHARES                                            VALUE
--------------------------------------------------------------------
     1,557         Mentor Graphics Corp.* ............. $  26,531
     1,423         MKS Instruments, Inc.* .............    32,174
     3,408         Novellus Systems, Inc.* ............   122,040
       963         Photronics, Inc.* ..................    17,671
     1,522         Synopsys, Inc.* ....................    95,140
     3,938         Teradyne, Inc.* ....................    64,780
     1,137         Varian Semiconductor
                   Equipment Associates,
                   Inc.* ..............................    37,805
       670         Veeco Instruments, Inc.* ...........    12,623
                                                        ---------
                                                        1,648,393
                                                        ---------
                   Electronics/Appliance Stores (0.2%)
     6,541         Best Buy Co., Inc.* ................   285,515
       683         Blockbuster, Inc. (Class A) ........    12,185
     4,652         Circuit City Stores - Circuit
                   City Group .........................    42,705
     1,227         Hollywood Entertainment
                   Corp.* .............................    20,540
       658         Movie Gallery, Inc. ................    13,160
     3,528         RadioShack Corp. ...................    93,739
                                                        ---------
                                                          467,844
                                                        ---------
                   Electronics/Appliances (0.2%)
     5,840         Eastman Kodak Co. ..................   161,359
       768         Harman International
                   Industries, Inc. ...................    64,205
     1,560         Maytag Corp. .......................    39,702
     1,459         Whirlpool Corp. ....................    94,514
                                                        ---------
                                                          359,780
                                                        ---------
                   Engineering & Construction (0.1%)
     1,431         Dycom Industries, Inc.* ............    24,341
       352         EMCOR Group, Inc.* .................    14,538
     1,638         Fluor Corp. ........................    58,362
       827         Granite Construction Inc. ..........    14,861
     1,124         Jacobs Engineering Group,
                   Inc.* ..............................    49,276
                                                        ---------
                                                          161,378
                                                        ---------
                   Environmental Services (0.2%)
     4,223         Allied Waste Industries, Inc.*......    51,183
     3,376         Republic Services, Inc. ............    81,699
     1,043         Tetra Tech, Inc.* ..................    16,751


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


NUMBER OF
 SHARES                                                 VALUE
--------------------------------------------------------------------
     626           Waste Connections, Inc.* ............ $  21,253
  11,815           Waste Management, Inc. ..............   282,260
                                                         ---------
                                                           453,146
                                                         ---------
                   Finance/Rental/Leasing (1.7%)
   2,397           Allied Capital Corp. ................    56,449
   1,338           American Capital Strategies,
                   Ltd. ................................    37,638
   3,187           AmeriCredit Corp.* ..................    23,679
   4,305           Capital One Financial Corp. .........   206,253
   2,011           Charter Municipal Mortgage
                   Acceptance Co. ......................    37,364
   4,398           CIT Group, Inc. .....................   122,616
   2,487           Countrywide Financial Corp. .........   166,156
   1,440           Doral Financial Corp. (Puerto
                   Rico) ...............................    63,216
  19,653           Fannie Mae .......................... 1,258,578
  13,814           Freddie Mac .........................   674,814
   1,547           Fremont General Corp. ...............    20,235
   1,157           GATX Corp. ..........................    25,361
     980           IndyMac Bancorp, Inc. ...............    23,853
  25,000           MBNA Corp. ..........................   557,250
     709           New Century Financial Corp. .........    16,413
   5,651           Providian Financial Corp.* ..........    54,532
   1,333           Ryder System, Inc. ..................    38,737
   9,234           SLM Corp. ...........................   382,842
     593           Student Loan Corp. (The) ............    72,346
   1,824           United Rentals, Inc.* ...............    26,448
     810           WFS Financial Inc.* .................    30,537
                                                         ---------
                                                         3,895,317
                                                         ---------
                   Financial Conglomerates (3.8%)
  26,058           American Express Co. ................ 1,150,982
 101,309           Citigroup Inc. ...................... 4,538,643
  52,948           J.P. Morgan Chase & Co. ............. 1,855,827
   5,760           John Hancock Financial
                   Services, Inc. ......................   188,064
   1,315           Leucadia National Corp. .............    51,022
   6,571           Principal Financial Group, Inc.......   214,215
  11,571           Prudential Financial, Inc. ..........   411,696
   6,743           State Street Corp. ..................   309,504
     235           Wesco Financial Corp. ...............    74,730
                                                         ---------
                                                         8,794,683
                                                         ---------

NUMBER OF
 SHARES                                                 VALUE
--------------------------------------------------------------------
                   Financial Publishing/Services (0.3%)
    429            BARRA, Inc.* ........................ $  17,074
  1,750            Dun & Bradstreet Corp.* .............    71,942
  2,842            Equifax, Inc. .......................    66,190
    800            FactSet Research Systems
                   Inc. ................................    36,800
  2,131            Interactive Data Corp.* .............    35,609
  3,897            McGraw-Hill Companies, Inc.
                   (The) ...............................   236,860
  2,945            Moody's Corp. .......................   152,315
  2,200            SEI Investments Co. .................    76,912
                                                         ---------
                                                           693,702
                                                         ---------
                   Food Distributors (0.2%)
  1,565            ARAMARK Corp. (Class B)* ............    35,134
  1,067            Performance Food Group
                   Co.* ................................    40,311
  2,763            Supervalu, Inc. .....................    65,069
 12,846            SYSCO Corp. .........................   387,050
                                                         ---------
                                                           527,564
                                                         ---------
                   Food Retail (0.3%)
  2,374            7-Eleven, Inc.* .....................    27,040
  7,604            Albertson's, Inc. ...................   143,411
  1,350            Casey's General Stores, Inc. ........    20,682
 15,307            Kroger Co.* .........................   259,454
  1,313            Ruddick Corp. .......................    21,533
  8,909            Safeway Inc.* .......................   190,207
    798            Weis Markets, Inc. ..................    26,111
  1,218            Whole Foods Market, Inc.* ...........    62,089
  3,012            Winn-Dixie Stores, Inc. .............    34,518
                                                         ---------
                                                           785,045
                                                         ---------
                   Food: Major Diversified (1.4%)
  8,402            Campbell Soup Co. ...................   202,908
  4,345            Del Monte Foods Co.* ................    38,019
  7,470            General Mills, Inc. .................   342,649
  7,843            Heinz (H.J.) Co. ....................   267,133
  8,484            Kellogg Co. .........................   291,256
  5,463            Kraft Foods Inc. (Class A) ..........   151,926
 33,897            PepsiCo, Inc. ....................... 1,561,635
 15,805            Sara Lee Corp. ......................   295,395
                                                         ---------
                                                         3,150,921
                                                         ---------


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
                   Food: Meat/Fish/Dairy (0.3%)
    10,904         ConAgra Foods Inc. ................. $ 245,667
     2,559         Dean Foods Co.* ....................    76,591
       698         Dreyer's Grand Ice Cream
                   Holdings, Inc. .....................    54,584
     3,327         Hormel Foods Corp. .................    72,462
     2,407         Smithfield Foods, Inc.* ............    51,269
     7,245         Tyson Foods, Inc. (Class A) ........    82,086
                                                        ---------
                                                          582,659
                                                        ---------
                   Food: Specialty/Candy (0.3%)
       340         American Italian Pasta Co.
                   (Class A)* .........................    13,631
        49         Farmer Brothers Co. ................    16,439
     1,032         Flowers Foods Inc. .................    21,001
     1,107         Fresh Del Monte Produce, Inc.
                   (Cayman Islands) ...................    30,808
       878         Hain Celestial Group, Inc.* ........    14,399
     2,814         Hershey Foods Corp. ................   204,887
       942         Interstate Bakeries Corp. ..........     9,646
       769         Lancaster Colony Corp. .............    30,837
     2,703         McCormick & Co., Inc.
                   (Non-Voting) .......................    69,089
     1,420         NBTY, Inc.* ........................    35,003
       843         Ralcorp Holdings, Inc.* ............    22,795
     1,066         Smucker (J.M.) Co. .................    42,683
     1,383         Tootsie Roll Industries, Inc. ......    42,057
     4,621         Wrigley (Wm.) Jr. Co.
                   (Class A) ..........................   250,874
                                                        ---------
                                                          804,149
                                                        ---------
                   Forest Products (0.2%)
     2,686         Louisiana-Pacific Corp.* ...........    32,635
     1,744         Rayonier Inc. ......................    60,744
     4,983         Weyerhaeuser Co. ...................   280,493
                                                        ---------
                                                          373,872
                                                        ---------
                   Gas Distributors (0.5%)
     1,659         AGL Resources, Inc. ................    45,490
     1,187         Atmos Energy Corp. .................    28,927
     7,239         Dynegy, Inc. (Class A)* ............    22,948
     1,011         Energen Corp. ......................    35,082
     1,569         Equitable Resources, Inc. ..........    60,610
     3,480         KeySpan Corp. ......................   117,450

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
     2,593         Kinder Morgan, Inc. ................ $ 138,725
     1,613         MDU Resources Group, Inc. ..........    51,164
     1,974         National Fuel Gas Co. ..............    47,751
     1,154         New Jersey Resources Corp. .........    40,252
       732         Nicor Inc. .........................    26,557
     5,429         NiSource Inc. ......................   104,780
     1,070         Northwest Natural Gas Co. ..........    30,463
     1,291         ONEOK, Inc. ........................    26,930
       940         Peoples Energy Corp. ...............    38,531
     1,060         Piedmont Natural Gas Co.,
                   Inc. ...............................    40,524
     1,936         Questar Corp. ......................    61,855
     4,523         Sempra Energy ......................   125,875
     1,372         Southern Union Co.* ................    21,148
       642         Southwest Gas Corp. ................    13,630
       844         Southwestern Energy Co.* ...........    12,829
     1,261         UGI Corp. ..........................    39,810
     1,650         Vectren Corp. ......................    38,280
     1,468         WGL Holdings Inc. ..................    37,449
                                                        ---------
                                                        1,207,060
                                                        ---------
                   Home Building (0.3%)
       287         Beazer Homes USA Inc.* .............    22,145
       650         Brookfield Homes Corp. .............    10,751
        66         Cavco Industries, Inc. .............     1,271
     1,320         Centex Corp. .......................    95,792
     2,712         Clayton Homes, Inc. ................    33,819
     3,138         D.R. Horton, Inc. ..................    88,335
       437         Hovnanian Enterprises, Inc.*........    21,566
     1,008         KB HOME ............................    57,063
     1,384         Lennar Corp. (Class A) .............    90,223
       621         M.D.C. Holdings, Inc. ..............    30,901
       316         M/I Schottenstein Homes,
                   Inc. ...............................    12,890
       216         Meritage Corp.* ....................     9,586
       180         NVR, Inc.* .........................    73,620
     1,249         Pulte Homes, Inc. ..................    76,339
       551         Ryland Group, Inc. (The) ...........    35,754
       698         Standard Pacific Corp. .............    23,732
       595         Technical Olympic USA, Inc. ........    15,381
     1,399         Toll Brothers, Inc.* ...............    37,073
       825         WCI Communities, Inc.* .............    14,545
                                                        ---------
                                                          750,786
                                                        ---------


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


     NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
                   Home Furnishings (0.2%)
      1,031        Ethan Allen Interiors, Inc. ........ $  36,642
      1,355        Furniture Brands International,
                   Inc.* ..............................    32,195
      1,386        La-Z-Boy, Inc. .....................    29,605
      4,214        Leggett & Platt, Inc. ..............    93,298
      1,294        Mohawk Industries, Inc.* ...........    87,229
      5,306        Newell Rubbermaid, Inc. ............   125,381
      1,275        Tupperware Corp. ...................    19,775
                                                        ---------
                                                          424,125
                                                        ---------
                   Home Improvement Chains (1.0%)
      1,746        Fastenal Co. .......................    66,348
     45,790        Home Depot, Inc. (The) ............. 1,428,648
     15,357        Lowe's Companies, Inc. .............   730,379
      3,449        Sherwin-Williams Co. ...............   103,470
                                                        ---------
                                                        2,328,845
                                                        ---------
                   Hospital/Nursing Management (0.4%)
        444        Amsurg Corp. .......................    13,467
      2,039        Community Health Care* .............    45,266
     10,156        HCA Inc. ...........................   357,999
      4,631        Health Management
                   Associates, Inc. (Class A) .........    92,481
        732        LifePoint Hospitals, Inc.* .........    20,664
      1,862        Manor Care, Inc. ...................    53,067
      1,099        Select Medical Corp.* ..............    30,882
        566        Sunrise Assisted Living, Inc.*......    14,093
      9,197        Tenet Healthcare Corp.* ............   126,735
      1,525        Triad Hospitals, Inc.* .............    46,040
        542        United Surgial Partners
                   International Inc.* ................    14,059
      1,316        Universal Health Services, Inc.
                   (Class B)* .........................    67,445
      1,731        US Oncology, Inc.* .................    13,883
                                                        ---------
                                                          896,081
                                                        ---------
                   Hotels/Resorts/Cruiselines (0.5%)
     12,569        Carnival Corp. (Panama) ............   431,242
        870        Choice Hotels International,
                   Inc.* ..............................    26,752
      2,010        Extended Stay America, Inc.*........    30,070
      7,737        Hilton Hotels Corp. ................   112,960

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
     3,606         La Quinta Properties - Paired
                   Real Estate Investment
                   Trust* ............................. $  18,859
     4,833         Marriott International, Inc.
                   (Class A) ..........................   198,636
     3,977         Royal Caribbean Cruises Ltd.
                   (Liberia) ..........................   116,327
     3,977         Starwood Hotels & Resorts
                   Worldwide, Inc. ....................   129,650
                                                        ---------
                                                        1,064,496
                                                        ---------
                   Household/Personal Care (2.0%)
     1,343         Alberto-Culver Co. (Class B) .......    74,711
     4,751         Avon Products, Inc. ................   296,415
       980         Church & Dwight Co., Inc. ..........    31,752
     4,351         Clorox Co. (The) ...................   188,790
    10,647         Colgate-Palmolive Co. ..............   581,326
     2,097         Dial Corp. (The) ...................    41,059
     2,637         Estee Lauder Companies, Inc.
                   (The) (Class A) ....................    98,439
    20,687         Gillette Co. (The) .................   636,332
     2,146         International Flavors &
                   Fragrances, Inc. ...................    64,702
    10,271         Kimberly-Clark Corp. ...............   497,116
    25,520         Procter & Gamble Co. (The) ......... 2,242,442
                                                        ---------
                                                        4,753,084
                                                        ---------
                   Industrial Conglomerates (3.6%)
     7,760         3M Co. ............................. 1,087,952
     1,904         ALLETE, Inc. .......................    51,027
   195,973         General Electric Co.** ............. 5,573,472
    17,174         Honeywell International, Inc.*......   485,681
     3,563         Ingersoll Rand Co. (Class A)
                   (Bermuda) ..........................   193,257
     1,918         ITT Industries, Inc. ...............   127,931
     1,690         SPX Corp.* .........................    79,582
     2,915         Textron, Inc. ......................   126,569
     9,429         United Technologies Corp. ..........   709,344
                                                        ---------
                                                        8,434,815
                                                        ---------
                   Industrial Machinery (0.3%)
     1,244         Flowserve Corp.* ...................    23,959
     1,218         Graco Inc. .........................    44,396
       897         IDEX Corp. .........................    33,189


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


     NUMBER OF
     SHARES                                                 VALUE
----------------------------------------------------------------------
    6,305          Illinois Tool Works Inc. ............. $  439,143
      876          Kennametal Inc. ......................     33,726
      941          Lincoln Electric Holdings,
                   Inc. .................................     21,342
      942          Nordson Corp. ........................     22,759
    2,630          Parker-Hannifin Corp. ................    121,243
      794          Roper Industries, Inc. ...............     31,681
      377          Tecumseh Products Co.
                   (Class A) ............................     13,723
                                                          ----------
                                                             785,161
                                                          ----------
                   Industrial Specialties (0.3%)
      619          Brady (W.H.) Co. (Class A) ...........     21,300
      664          Cabot Microelectronics
                   Corp.* ...............................     41,241
    1,049          Donaldson Co., Inc. ..................     51,139
    5,424          Ecolab Inc. ..........................    134,027
    1,228          Ferro Corp. ..........................     26,721
      625          Fuller (H.B.) Co. ....................     15,163
      740          MacDermid, Inc. ......................     21,245
      412          Minerals Technologies, Inc. ..........     20,579
    3,469          PPG Industries, Inc. .................    195,894
    2,325          RPM International, Inc. ..............     32,713
      651          Spartech Corp. .......................     14,797
    1,213          Valspar Corp. (The) ..................     53,032
                                                          ----------
                                                             627,851
                                                          ----------
                   Information Technology Services (1.6%)
    1,015          American Management
                   Systems, Inc.* .......................     14,738
      599          Anteon International Corp.* ..........     18,928
    4,145          BearingPoint, Inc.* ..................     45,595
      513          Black Box Corp. ......................     20,777
      586          CACI International Inc.
                   (Class A)* ...........................     23,053
    3,477          Citrix Systems, Inc.* ................     63,108
    1,429          Cognizant Technology
                   Solutions Corp.* .....................     43,985
    1,157          Documentum, Inc.* ....................     19,843
    9,378          Electronic Data Systems
                   Corp. ................................    208,848
    1,949          Henry (Jack) & Associates,
                   Inc. .................................     36,427
      988          Intergraph Corp.* ....................     21,835

     NUMBER OF
     SHARES                                                  VALUE
-----------------------------------------------------------------------
     33,512        International Business
                   Machines Corp. ....................... $2,722,850
      1,745        Keane, Inc.* .........................     25,355
      9,259        Level 3 Communications,
                   Inc.* ................................     42,591
        611        Manhattan Associates, Inc.* ..........     16,827
      1,217        National Instruments Corp. ...........     43,337
      8,264        PeopleSoft, Inc.* ....................    137,761
      2,521        Perot Systems Corp.
                   (Class A)* ...........................     27,353
      1,786        Reynolds & Reynolds Co.
                   (The) (Class A) ......................     51,651
      1,240        RSA Security, Inc.* ..................     15,128
      1,197        Syntel, Inc. .........................     26,813
      6,779        Unisys Corp.* ........................     83,111
        722        Veridian Corp.* ......................     25,241
                                                          ----------
                                                           3,735,155
                                                          ----------
                   Insurance Brokers/Services (0.4%)
      6,134        AON Corp. ............................    147,523
      1,336        Brown & Brown, Inc. ..................     41,416
      1,589        ChoicePoint Inc.* ....................     60,604
      1,524        Gallagher (Arthur J.) & Co. ..........     40,432
        764        Hilb, Rogal & Hamilton Co. ...........     25,724
     10,390        Marsh & McLennan
                   Companies, Inc. ......................    515,552
                                                          ----------
                                                             831,251
                                                          ----------
                   Integrated Oil (3.1%)
      1,745        Amerada Hess Corp. ...................     81,963
     22,855        ChevronTexaco Corp. ..................  1,648,074
        502        Cimarex Energy Co.* ..................     10,095
     13,512        ConocoPhillips .......................    707,218
    130,428        Exxon Mobil Corp. ....................  4,640,628
      1,835        Murphy Oil Corp. .....................     90,612
                                                          ----------
                                                           7,178,590
                                                          ----------
                   Internet Retail (0.3%)
      7,862        Amazon.com, Inc.* ....................    328,003
     10,430        InterActiveCorp* .....................    422,102
                                                          ----------
                                                             750,105
                                                          ----------
                   Internet Software/Services (0.4%)
      6,074        Ariba, Inc.* .........................     16,704
        951        Ask Jeeves, Inc.* ....................     16,595


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
      8,523        BEA Systems, Inc.* ................ $  112,504
      1,827        Borland Software Corp.* ...........     16,991
      9,125        CMGI Inc.* ........................     16,334
      3,333        CNET Networks, Inc.* ..............     24,331
      3,167        Earthlink, Inc.* ..................     24,228
      4,035        Intemap Network Services
                   Corp.* ............................      5,124
      1,125        Internet Security Systems,
                   Inc.* .............................     13,286
        342        Lionbridge Technologies,
                   Inc.* .............................      2,370
      1,339        Overture Services, Inc.* ..........     31,708
      1,098        Progress Software Corp.* ..........     21,861
      2,958        RealNetworks, Inc.* ...............     17,009
      9,868        Siebel Systems, Inc.* .............     92,562
        796        United Online, Inc.* ..............     24,939
      4,873        VeriSign, Inc.* ...................     65,055
      6,854        Vignette Corp.* ...................     14,530
     11,799        Yahoo! Inc.* ......................    367,303
                                                       ----------
                                                          883,434
                                                       ----------
                   Investment Banks/Brokers (1.8%)
      8,624        AmeriTrade Holding Corp.
                   (Class A)* ........................     82,790
      2,059        Bear Stearns Companies, Inc.
                   (The) .............................    137,953
      7,389        E*TRADE Group, Inc.* ..............     67,683
      1,981        Edwards (A.G.), Inc. ..............     73,277
      2,573        Friedman, Billings, Ramsey
                   Group, Inc. .......................     42,660
      9,527        Goldman Sachs Group, Inc.
                   (The) .............................    830,183
      1,058        Investment Technology Group,
                   Inc.* .............................     19,658
        587        Jefferies Group, Inc. .............     34,850
      3,769        Knight Trading Group, Inc. * ......     33,318
      1,355        LaBranche & Co., Inc.* ............     23,618
      1,551        Legg Mason, Inc. ..................    108,570
      4,808        Lehman Brothers Holdings,
                   Inc. ..............................    304,202
     17,187        Merrill Lynch & Co., Inc. .........    934,457
     23,451        Morgan Stanley (See Note 4)........  1,112,515

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
     1,328         Raymond James Financial,
                   Inc. .............................. $   46,148
    27,013         Schwab (Charles) Corp. (The).......    281,205
                                                       ----------
                                                        4,133,087
                                                       ----------
                   Investment Managers (0.5%)
       528         Affiliated Managers Group,
                   Inc.* .............................     34,542
     1,628         Alliance Capital Management
                   Holding L.P. ......................     60,155
       490         BlackRock, Inc.* ..................     22,133
     1,486         Eaton Vance Corp.
                   (Non-Voting) ......................     49,722
     2,287         Federated Investors, Inc.
                   (Class B) .........................     65,728
     5,111         Franklin Resources, Inc. ..........    222,073
     1,433         Investors Financial Services
                   Corp. .............................     45,670
     4,939         Janus Capital Group Inc. ..........     86,433
     8,542         Mellon Financial Corp. ............    258,396
     1,584         Neuberger Berman Inc. .............     63,819
     1,994         Nuveen Investments (Class A).......     55,433
     2,538         Price (T.) Rowe Group, Inc. .......    103,017
     2,106         Waddell & Reed Financial, Inc.
                   (Class A) .........................     55,409
                                                       ----------
                                                        1,122,530
                                                       ----------
                   Investment Trusts/Mutual Funds (0.0%)
     1,322         Hugoton Royalty Trust .............     23,201
                                                       ----------
                   Life/Health Insurance (0.6%)
    10,093         AFLAC, Inc. .......................    323,783
       646         American National Insurance
                   Co. ...............................     57,087
       676         AmerUs Group Co. ..................     20,699
       549         Delphi Financial Group, Inc.
                   (Class A) .........................     27,093
       893         FBL Financial Group, Inc.
                   (Class A) .........................     20,459
     1,075         Great American Financial
                   Resources, Inc. ...................     15,147
     2,740         Jefferson-Pilot Corp. .............    120,560
     3,595         Lincoln National Corp. ............    134,237
    13,736         MetLife, Inc. .....................    380,762
     2,405         Phoenix Companies Ltd. ............     22,511


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
     1,401         Protective Life Corp. ............. $   40,825
     1,172         Reinsurance Group of
                   America, Inc. .....................     41,922
       533         StanCorp Financial Group,
                   Inc. ..............................     29,741
     1,038         The MONY Group Inc. ...............     28,939
     2,648         Torchmark Corp. ...................    107,615
       872         UICI * ............................     12,191
     4,772         UnumProvident Corp. ...............     64,804
                                                       ----------
                                                        1,448,375
                                                       ----------
                   Major Banks (4.2%)
    29,600         Bank of America Corp. .............  2,444,072
    15,069         Bank of New York Co., Inc.
                   (The) .............................    453,878
    23,060         Bank One Corp. ....................    912,254
    11,501         BB&T Corp. ........................    401,385
     3,491         Comerica, Inc. ....................    169,244
    20,473         FleetBoston Financial Corp. .......    636,506
     4,969         Huntington Bancshares, Inc. .......    101,566
     8,372         KeyCorp ...........................    225,291
    12,112         National City Corp. ...............    399,090
     5,573         PNC Financial Services Group.......    272,798
     2,898         Popular, Inc. .....................    108,791
     6,898         SouthTrust Corp. ..................    197,697
     5,725         SunTrust Banks, Inc. ..............    348,653
     3,002         UnionBanCal Corp. .................    134,099
    26,831         Wachovia Corp. ....................  1,172,246
    33,482         Wells Fargo & Co. .................  1,691,845
                                                       ----------
                                                        9,669,415
                                                       ----------
                   Major Telecommunications (2.3%)
     6,459         ALLTEL Corp. ......................    302,217
    15,146         AT&T Corp. ........................    322,004
    37,285         BellSouth Corp. ...................    949,649
     5,323         Cincinnati Bell Inc.* .............     30,022
    65,808         SBC Communications, Inc. ..........  1,537,275
    17,907         Sprint Corp. (FON Group) ..........    252,847
    54,304         Verizon Communications Inc. .......  1,893,037
                                                       ----------
                                                        5,287,051
                                                       ----------
                   Managed Health Care (0.9%)
     2,966         Aetna Inc. ........................    182,765
       399         AMERIGROUP Corp.* .................     16,447

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
     2,804         Anthem, Inc.* ..................... $  211,730
     5,234         Caremark Rx, Inc.* ................    130,955
     2,723         CIGNA Corp. .......................    127,382
       847         Cobalt Corp.* .....................     17,380
     1,172         Coventry Health Care, Inc.* .......     63,136
     1,921         First Health Group Corp.* .........     49,600
     2,448         Health Net Inc.* ..................     84,064
     3,025         Humana, Inc.* .....................     52,998
       903         Mid Atlantic Medical Services,
                   Inc.* .............................     49,105
     1,659         Oxford Health Plans, Inc.* ........     70,839
       731         PacifiCare Health Systems,
                   Inc.* .............................     40,863
       506         Sierra Health Services, Inc.*......     13,318
    12,040         UnitedHealth Group Inc. ...........    627,164
     2,954         WellPoint Health Networks,
                   Inc.* .............................    247,102
                                                       ----------
                                                        1,984,848
                                                       ----------
                   Marine Shipping (0.0%)
     1,550         Alexander & Baldwin, Inc. .........     43,555
       629         Kirby Corp.* ......................     17,172
                                                       ----------
                                                           60,727
                                                       ----------
                   Media Conglomerates (1.6%)
    88,060         AOL Time Warner Inc.* .............  1,358,766
    40,769         Disney (Walt) Co. (The) ...........    893,656
    34,774         Viacom, Inc. (Class B)
                   (Non-Voting) ......................  1,513,364
                                                       ----------
                                                        3,765,786
                                                       ----------
                   Medical Distributors (0.4%)
     2,194         AmerisourceBergen Corp. ...........    138,419
     1,518         Andrx Group * .....................     34,428
     8,897         Cardinal Health, Inc. .............    487,111
       908         Henry Schein, Inc.* ...............     53,064
     5,767         McKesson Corp. ....................    186,043
       649         Owens & Minor, Inc. ...............     16,225
     1,344         Patterson Dental Co.* .............     71,904
       943         Priority Healthcare Corp.
                   (Class B)* ........................     19,454
                                                       ----------
                                                        1,006,648
                                                       ----------


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
                  Medical Specialties (2.0%)
     420           Advanced Neuromodulation
                   System* ............................ $   17,270
   1,410           Alaris Medical Systems, Inc.*.......     24,605
   1,228           Align Technology, Inc.* ............     15,964
     339           Analogic Corp. .....................     16,367
   2,476           Apogent Technologies Inc.* .........     55,041
   4,130           Applera Corp. - Applied
                   Biosystems Group ...................     89,415
     672           Arrow International, Inc. ..........     31,510
   1,027           Bard (C.R.), Inc. ..................     70,411
   1,179           Bausch & Lomb, Inc. ................     49,836
  11,671            Baxter International, Inc. .........    322,236
   1,294           Beckman Coulter, Inc. ..............     57,376
   5,006           Becton, Dickinson & Co. ............    183,370
     507           Bio-Rad Laboratories, Inc.
                   (Class A)* .........................     28,392
   5,056           Biomet, Inc. .......................    149,708
     375           Biosite Diagnostics Inc.* ..........     16,178
   8,011           Boston Scientific Corp.* ...........    506,536
     639           CONMED Corp.* ......................     13,144
     762           Cooper Companies, Inc. (The)........     26,708
     839           CTI Molecular Imaging, Inc.*........     13,307
     435           Cyberonics Inc.* ...................     12,980
   2,224           Cytyc Corp.* .......................     26,288
   1,496           Dade Behring Holdings, Inc.*........     36,951
   1,462           DENTSPLY International, Inc. .......     63,465
     576           Diagnostic Products Corp. ..........     22,061
   1,429           Edwards Lifesciences Corp.*.........     40,355
   6,127           Guidant Corp. ......................    289,317
   1,234           Hillenbrand Industries, Inc. .......     67,241
     556           IGEN International, Inc.* ..........     31,859
     535           INAMED Corp.* ......................     35,524
     604           Integra LifeSciences Holding,
                   Inc.* ..............................     15,106
     669           Invacare Corp. .....................     23,482
     829           KV Pharmaceutical Co.
                   (Class A)* .........................     23,560
  24,136           Medtronic, Inc. ....................  1,243,004
   1,095           Mentor Corp. .......................     22,349
   1,246           Millipore Corp.* ...................     55,435
   2,912           Pall Corp. .........................     65,724
   2,694           PerkinElmer, Inc. ..................     40,033

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
      727          ResMed, Inc.* ...................... $   28,862
      692          Respironics, Inc.* .................     27,666
    3,584          St. Jude Medical, Inc.* ............    192,282
    1,440          STERIS Corp.* ......................     33,091
    3,896          Stryker Corp. ......................    298,122
      378          SurModics, Inc. * ..................     14,190
      853          Sybron Dental Specialties,
                   Inc.* ..............................     21,069
    1,215          Thoratec Corp.* ....................     18,286
    1,554          Varian Medical Systems,
                   Inc.* ..............................     95,353
    1,030          VISX, Inc.* ........................     23,978
      673          Wright Medical Group, Inc.* ........     17,242
    3,948          Zimmer Holdings, Inc.* .............    188,754
                                                        ----------
                                                         4,761,003
                                                        ----------
                   Medical/Nursing Services (0.1%)
    1,213          Apria Healthcare Group, Inc.*.......     31,489
    1,296          DaVita, Inc.* ......................     36,288
    2,194          Lincare Holdings, Inc.* ............     79,862
      581          Pediatrix Medical Group,
                   Inc.* ..............................     23,664
      965          Renal Care Group, Inc.* ............     34,518
    1,193          VCA Antech, Inc.* ..................     27,056
                                                        ----------
                                                           232,877
                                                        ----------
                   Metal Fabrications (0.1%)
      808          Harsco Corp. .......................     30,203
    1,034          Kaydon Corp. .......................     24,433
    1,236          Mueller Industries, Inc.* ..........     35,535
    1,683          Timken Co. (The) ...................     25,750
                                                        ----------
                                                           115,921
                                                        ----------
                   Miscellaneous Commercial Services (0.2%)
    1,371          ABM Industries Inc. ................     22,238
    2,011          Copart, Inc.* ......................     18,843
      843          Corporate Executive Board
                   Co. (The)* .........................     36,603
    2,272          Exult Inc.* ........................     22,220
    1,092          Fair Isaac Corp. ...................     59,012
      765          Fidelity National Information
                   Solutions, Inc. ....................     17,924
      958          FTI Consulting, Inc.* ..............     21,076
      666          G & K Services, Inc. (Class A)......     20,826

                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
      2,393        Gartner, Inc. (Class B)* .......... $    20,699
      3,400        IKON Office Solutions, Inc. .......      24,412
      1,908        Iron Mountain Inc.* ...............      69,833
        745        Kroll Inc.* .......................      17,001
        479        MAXIMUS, Inc.* ....................      14,370
        489        ProQuest Co.* .....................      12,259
      2,790        Sabre Holdings Corp. ..............      64,393
        891        Sylvan Learning Systems,
                   Inc.* .............................      23,692
      1,413        The Brink's Co. ...................      23,230
      2,232        Viad Corp. ........................      49,528
                                                       -----------
                                                           538,159
                                                       -----------
                   Miscellaneous Manufacturing (0.3%)
        708        Ametek, Inc. ......................      28,008
        733        Carlisle Co., Inc. ................      32,069
      1,509        Crane Co. .........................      37,438
        398        CUNO, Inc.* .......................      15,426
      3,213        Danaher Corp. .....................     231,979
        688        Dionex Corp.* .....................      28,043
      4,422        Dover Corp. .......................     161,889
      1,215        Pentair, Inc. .....................      49,025
        782        Smith (A.O.) Corp. ................      26,127
      1,048        Teleflex Inc. .....................      47,925
        905        Varian, Inc.* .....................      29,403
                                                       -----------
                                                           687,332
                                                       -----------
                   Motor Vehicles (0.5%)
     36,746        Ford Motor Co. ....................     406,411
     11,260        General Motors Corp. ..............     421,462
      6,056        Harley-Davidson, Inc. .............     283,905
                                                       -----------
                                                         1,111,778
                                                       -----------
                   Movies/Entertainment (0.2%)
      1,452        Cedar Fair, L.P. ..................      39,160
      7,096        Fox Entertainment Group, Inc.
                   (Class A)* ........................     214,796
      1,101        Gaylord Entertainment Co.* ........      22,901
      1,264        International Speedway Corp.
                   (Class A) .........................      48,841
      5,029        Metro-Goldwyn-Mayer Inc.* .........      68,746
      1,156        Pixar, Inc.* ......................      78,377
      1,207        Regal Entertainment Group
                   (Class A) .........................      22,269

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
     2,012         Six Flags, Inc.* .................. $     9,557
     1,092         Speedway Motorsports, Inc. ........      28,261
                                                       -----------
                                                           532,908
                                                       -----------
                   Multi-Line Insurance (1.7%)
    49,621         American International Group,
                   Inc. ..............................   3,185,668
     4,246         CNA Financial Corp.* ..............     106,362
     4,912         Hartford Financial Services
                   Group, Inc. (The) .................     256,357
     1,175         HCC Insurance Holdings, Inc. ......      35,109
     1,032         Horace Mann Educators
                   Corp. .............................      16,006
     3,533         Loews Corp. .......................     162,518
     1,164         Nationwide Financial Services,
                   Inc. (Class A) ....................      36,026
     2,735         Safeco Corp. ......................     101,824
     1,877         Unitrin, Inc. .....................      57,324
                                                       -----------
                                                         3,957,194
                                                       -----------
                   Office Equipment/Supplies (0.2%)
     2,273         Avery Dennison Corp. ..............     122,651
     1,940         Hon Industries, Inc. ..............      64,524
     1,097         Kimball International, Inc.
                   (Class B) .........................      16,532
     2,241         Miller (Herman), Inc. .............      49,549
     5,247         Pitney Bowes, Inc. ................     199,911
                                                       -----------
                                                           453,167
                                                       -----------
                   Oil & Gas Pipelines (0.2%)
       799         Buckeye Partners, L.P. ............      31,880
    11,759         El Paso Corp. .....................      82,783
     3,332         Enterprise Products Partners
                   L.P. ..............................      72,971
     1,124         Kinder Morgan Management,
                   LLC* ..............................      41,923
     1,490         Plains All American Pipeline,
                   L.P. ..............................      46,116
     1,463         TEPPCO Partners, L.P. .............      53,400
       856         Western Gas Resources, Inc. .......      32,477
    10,218         Williams Companies, Inc.
                   (The) .............................      64,884
                                                       -----------
                                                           426,434
                                                       -----------


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
                   Oil & Gas Production (0.9%)
    5,013          Anadarko Petroleum Corp. ............ $   219,569
    3,190          Apache Corp. ........................     197,652
      750          Brown (Tom), Inc.* ..................      19,013
    4,241          Burlington Resources Inc. ...........     195,807
      790          Cabot Oil & Gas Corp.
                   (Class A) ...........................      19,790
    4,455          Chesapeake Energy Corp. .............      42,634
    1,316          Denbury Resources Inc.* .............      17,042
    4,613          Devon Energy Corp. ..................     218,518
      909          Encore Acquisition Co.* .............      16,826
    2,464          EOG Resources, Inc. .................      95,554
      482          Evergreen Resources, Inc.* ..........      23,970
    1,042          Forest Oil Corp.* ...................      23,789
      801          Houston Exploration Co.
                   (The)* ..............................      25,720
    2,186          Kerr-McGee Corp. ....................      96,184
    1,212          Newfield Exploration Co.* ...........      43,790
    1,345          Noble Energy, Inc. ..................      49,093
    7,617          Occidental Petroleum Corp. ..........     249,000
      800          Patina Oil & Gas Corp. ..............      24,064
    2,445          Pioneer Natural Resources
                   Co.* ................................      58,680
    1,275          Pogo Producing Co. ..................      53,933
      350          Quicksilver Resources Inc.* .........       8,383
      646          Spinnaker Exploration Co.* ..........      14,115
      681          St. Mary Land & Exploration
                   Co. .................................      17,597
      559          Stone Energy Corp.* .................      21,583
    1,594          Ultra Petroleum Corp.
                   (Canada)* ...........................      19,287
      940          Unit Corp. ..........................      18,396
    5,290          Unocal Corp. ........................     154,944
    1,388          Vintage Petroleum, Inc. .............      15,920
    1,490          Westport Resources Corp.* ...........      30,918
    3,900          XTO Energy Inc. .....................      75,270
                                                         -----------
                                                           2,067,041
                                                         -----------
                   Oil Refining/Marketing (0.2%)
    1,816          Ashland, Inc. .......................      59,547
    6,464          Marathon Oil Corp. ..................     166,383
    1,251          Premcor Inc.* .......................      27,284

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
    1,892          Sunoco, Inc. ........................ $    70,004
    2,365          Valero Energy Corp. .................      86,086
                                                         -----------
                                                             409,304
                                                         -----------
                   Oilfield Services/Equipment (0.7%)
    6,944          Baker Hughes Inc. ...................     218,111
    3,278          BJ Services Co.* ....................     112,272
      859          Cal Dive International, Inc.* .......      17,008
      493          Carbo Ceramics, Inc. ................      18,340
    1,256          Cooper Cameron Corp.* ...............      60,049
    1,587          FMC Technologies, Inc.* .............      35,644
    2,148          Global Industries Ltd.* .............       9,881
    2,452          Grant Prideco, Inc.* ................      26,359
    8,731          Halliburton Co. .....................     193,566
    1,370          Hanover Compressor Co.* .............      13,138
      484          Hydril Co.* .........................      10,977
    3,095          Key Energy Services, Inc.* ..........      28,814
      624          Lone Star Technologies, Inc.*........      10,333
      819          Maverick Tube Corp.* ................      13,514
    1,674          National Oilwell, Inc.* .............      30,802
      545          Oceaneering International, Inc.* ....      13,898
    1,262          Oil States International Inc.* ......      14,198
    1,176          Overseas Shipholding Group, Inc. ....     25,978
   12,140          Schlumberger Ltd.
                   (Netherlands; Antilles) .............     547,150
      749          SEACOR Holdings, Inc.* ..............      27,114
    2,171          Smith International, Inc.* ..........      77,809
    1,730          Superior Energy Services, Inc.* .....      15,605
    1,439          Tidewater, Inc. .....................      38,421
      760          Universal Compression
                   Holdings, Inc.* .....................      15,086
    2,082          Varco International, Inc.* ..........      35,977
      589          W-H Energy Services Inc.* ...........      10,708
    2,696          Weatherford International Ltd.
                   (Bermuda)* ..........................      97,784
                                                         -----------
                                                           1,718,536
                                                         -----------
                   Other Consumer Services (0.9%)
   3,466           Apollo Group, Inc. (Class A)*........     224,458
   3,534           Block (H.&R.), Inc. .................     149,806
     925           Career Education Corp.* .............      77,145


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
    20,261         Cendant Corp.* ..................... $  363,685
       918         Corinthian Colleges, Inc.* .........     50,132
     1,521         DeVry, Inc.* .......................     38,846
     6,202         eBay Inc.* .........................    664,854
       617         Education Management Corp.* ........     35,829
       876         Expedia, Inc. (Class A)* ...........     68,512
       488         Expedia, Inc. (Warrants)
                   (due 2/4/09)* ......................     26,860
       839         ITT Educational Services, Inc.* ....     32,914
       785         Priceline.com Inc.* ................     25,827
       807         Renaissance Learning, Inc.* ........     19,860
     1,707         Rollins, Inc. ......................     31,972
     6,015         Service Corp. International* .......     24,240
     7,408         ServiceMaster Co. (The) ............     74,080
       199         Strayer Education, Inc. ............     16,810
     2,154         Weight Watchers International,
                   Inc.* ..............................     96,715
                                                        ----------
                                                         2,022,545
                                                        ----------
                   Other Consumer Specialties (0.1%)
     2,941         Fortune Brands, Inc. ...............    163,549
     1,049         Fossil, Inc.* ......................     26,666
       690         Matthews International Corp.
                   (Class A) ..........................     17,774
       449         Russ Berrie & Co., Inc. ............     15,737
                                                        ----------
                                                           223,726
                                                        ----------
                   Other Metals/Minerals (0.1%)
     1,293         Olin Corp. .........................     24,153
     2,051         Phelps Dodge Corp.* ................     86,532
     1,974         USEC Inc. ..........................     14,351
                                                        ----------
                                                           125,036
                                                        ----------
                   Packaged Software (3.7%)
     4,695         Adobe Systems Inc. .................    153,433
     1,609         Ascential Software Corp.* ..........     26,178
     2,605         Autodesk, Inc. .....................     38,971
     4,767         BMC Software, Inc.* ................     67,215
    11,366         Computer Associates
                   International, Inc. ................    289,265
     7,827         Compuware Corp.* ...................     40,309
     1,052         FileNET Corp.* .....................     19,167

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
     873           Hyperion Solutions Corp.* .......... $   23,859
   2,274           Informatica Corp.* .................     16,668
   4,070           Intuit Inc.* .......................    175,091
   2,803           Legato Systems, Inc.* ..............     26,404
   1,378           Macromedia, Inc.* ..................     28,277
   1,144           Macrovision Corp.* .................     26,884
     745           Magma Design Automation, Inc.* .....     14,863
   1,800           Mercury Interactive Corp.* .........     70,848
   1,928           Micromuse Inc.* ....................     13,843
 211,600           Microsoft Corp. ....................  5,586,240
   1,315           NetIQ Corp.* .......................     14,294
   2,996           Network Associates, Inc.* ..........     33,855
   8,119           Novell, Inc.* ......................     28,822
 104,200           Oracle Corp.* ......................  1,250,400
   6,243           Parametric Technology Corp.* .......     19,915
   2,161           Quest Software, Inc.* ..............     19,123
   4,026           Red Hat, Inc.* .....................     25,444
   1,029           Serena Software, Inc.* .............     19,438
   2,553           Sybase, Inc.* ......................     40,082
   3,013           Symantec Corp.* ....................    140,918
   5,078           TIBCO Software, Inc.* ..............     27,269
   8,248           VERITAS Software Corp.* ............    254,038
     831           Verity, Inc.* ......................     11,061
                                                        ----------
                                                         8,502,174
                                                        ----------
                   Personnel Services (0.1%)
     485           Gentiva Health Services,
                   Inc.* ..............................      4,583
     805           Kelly Services, Inc. (Class A)......     20,656
   1,791           Manpower, Inc. .....................     68,237
   2,598           Monster Worldwide Inc.* ............     68,977
   2,551           MPS Group, Inc.* ...................     23,954
   3,751           Robert Half International, Inc.* ...     81,434
     942           Watson Wyatt & Co. Holdings
                   (Class A)* .........................     21,666
                                                        ----------
                                                           289,507
                                                        ----------
                   Pharmaceuticals: Generic Drugs (0.2%)
   1,113           Alpharma Inc. (Class A) ............     22,093
   1,264           Barr Laboratories, Inc.* ...........     85,383
   1,025           Eon Labs, Inc.* ....................     34,707


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
    1,652          ICN Pharmaceuticals, Inc. ......... $   25,788
    3,980          IVAX Corp.* .......................     68,257
    3,745          Mylan Laboratories, Inc. ..........    126,469
      706          Pharmaceutical Resources, Inc.* ...     39,960
    2,117          Watson Pharmaceuticals,
                   Inc.* .............................     84,553
                                                       ----------
                                                          487,210
                                                       ----------
                   Pharmaceuticals: Major (6.9%)
   30,927          Abbott Laboratories ...............  1,213,885
   38,220          Bristol-Myers Squibb Co. ..........  1,001,364
   58,495          Johnson & Johnson .................  3,029,456
   22,304          Lilly (Eli) & Co. .................  1,468,495
   44,400          Merck & Co., Inc. .................  2,454,432
  156,217          Pfizer Inc. .......................  5,211,399
   29,185          Schering-Plough Corp. .............    495,561
   26,002          Wyeth .............................  1,185,171
                                                       ----------
                                                       16,059,763
                                                       ----------
                   Pharmaceuticals: Other (0.3%)
    2,554          Allergan, Inc. ....................    205,546
      730          Connetics Corp.* ..................     13,257
    2,636          Endo Pharmaceuticals
                   Holdings, Inc.* ...................     41,043
    7,304          Forest Laboratories, Inc.* ........    349,716
      516          Inveresk Research Group
                   Inc.* .............................      8,767
    4,761          King Pharmaceuticals, Inc.* .......     71,701
      528          Medicis Pharmaceutical Corp.
                   (Class A) .........................     30,835
    1,732          Perrigo Co. .......................     28,180
    1,764          Sepracor, Inc.* ...................     42,777
                                                       ----------
                                                          791,822
                                                       ----------
                   Precious Metals (0.3%)
    3,104          Freeport-McMoRan Copper &
                   Gold, Inc. (Class B) ..............     83,156
    2,496          Glamis Gold Ltd. (Canada)* ........     31,450
    1,505          Meridian Gold Inc. (Canada)*.......     18,978
   15,661          Newmont Mining Corp. ..............    565,362
                                                       ----------
                                                          698,946
                                                       ----------

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
                   Property - Casualty Insurers (1.8%)
     2,307         21st Century Insurance
                   Group ............................. $   36,612
     1,715         Alfa Corp. ........................     22,278
       266         Alleghany Corp.* ..................     51,325
     1,044         Allmerica Financial Corp.* ........     23,323
    13,842         Allstate Corp. (The) ..............    526,411
     1,153         American Financial Group, Inc. ....     26,404
       681         Arch Capital Group Ltd.
                   (Bermuda)* ........................     23,304
     1,140         Berkley (W.R.) Corp. ..............     58,471
        25         Berkshire Hathaway, Inc.
                   (Class A)* ........................  1,800,250
     3,276         Chubb Corp. (The) .................    212,285
     3,195         Cincinnati Financial Corp. ........    125,564
       667         Commerce Group, Inc. (The) ........     25,379
     1,445         Erie Indemnity Co. (Class A) ......     58,407
       617         Harleysville Group, Inc. ..........     13,876
     1,163         Mercury General Corp. .............     54,196
     1,421         Odyssey Re Holdings Corp. .........     26,146
       990         Ohio Casualty Corp.* ..............     14,721
     2,382         Old Republic International Corp. ..     82,227
       413         Philadelphia Consolidated
                   Holding Corp.* ....................     16,660
     4,312         Progressive Corp. (The) ...........    284,333
       907         RLI Corp. .........................     29,351
       661         Selective Insurance Group, Inc. ...     16,829
     4,332         St. Paul Companies, Inc .(The) ....    152,356
     1,337         State Auto Financial Corp. ........     31,353
     1,017         Transatlantic Holdings, Inc. ......     71,221
    19,777         Travelers Property Casualty
                   Corp. (Class B) ...................    319,201
       197         White Mountains Insurance
                   Group, Ltd. (Bermuda) .............     74,762
                                                       ----------
                                                        4,177,245
                                                       ----------
                   Publishing: Books/Magazines (0.1%)
     1,218         John Wiley & Sons, Inc.
                   (Class A) .........................     32,070
     1,037         Meredith Corp. ....................     47,163


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
      5,580        PRIMEDIA Inc.* ..................... $   19,195
      2,367        Reader's Digest Assoc., Inc.
                   (The) (Class A) ....................     30,724
        754        Scholastic Corp.* ..................     21,994
                                                        ----------
                                                           151,146
                                                        ----------
                   Publishing: Newspapers (0.7%)
      2,412        Belo Corp. (Series A) ..............     53,860
      1,799        Dow Jones & Co., Inc. ..............     76,152
      5,401        Gannett Co., Inc. ..................    414,959
      3,043        Hollinger International, Inc.
                   (Class A) ..........................     34,751
      1,399        Journal Register Co.* ..............     25,714
      1,736        Knight-Ridder, Inc. ................    119,142
      1,172        Lee Enterprises, Inc. ..............     43,516
      1,132        McClatchy Co. (The) (Class A).......     64,581
        581        Media General, Inc. (Class A).......     33,512
      3,073        New York Times Co. (The)
                   (Class A) ..........................    137,056
      1,725        Scripps (E.W.) Co. (Class A) .......    143,106
      6,214        Tribune Co. ........................    293,425
        207        Washington Post Co. (The)
                   (Class B) ..........................    139,932
                                                        ----------
                                                         1,579,706
                                                        ----------
                   Pulp & Paper (0.3%)
      1,876        Boise Cascade Corp. ................     46,506
      1,439        Bowater, Inc. ......................     55,430
      5,421        Georgia-Pacific Corp. ..............    118,449
      1,110        Glatfelter (P.H.) Co. ..............     13,908
     10,660        International Paper Co. ............    417,019
      4,469        MeadWestVaco Corp. .................    108,194
      1,106        Potlatch Corp. .....................     29,586
      1,156        Wausau-Mosinee Paper Corp...........     13,988
                                                        ----------
                                                           803,080
                                                        ----------
                   Railroads (0.4%)
      8,727        Burlington Northern Santa Fe
                   Corp. ..............................    240,516
      5,097        CSX Corp. ..........................    159,536
        827        Florida East Coast Industries,
                   Inc. ...............................     23,264
      1,705        Kansas City Southern
                   Industries, Inc.* ..................     20,716

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
     8,922         Norfolk Southern Corp. ............. $  171,570
     5,492         Union Pacific Corp. ................    334,682
                                                        ----------
                                                           950,284
                                                        ----------
                   Real Estate Development (0.1%)
     2,652         Catellus Development Corp.*.........     61,102
     1,180         Forest City Enterprise, Inc.
                   (Class A) ..........................     48,380
       627         LNR Property Corp. .................     24,829
       851         Newhall Land & Farming Co.
                   L.P. (The) .........................     32,891
     2,511         St. Joe Co. (The) ..................     81,482
     1,134         W.P. Carey & Co., LLC ..............     35,154
                                                        ----------
                                                           283,838
                                                        ----------
                   Real Estate Investment Trusts (1.9%)
       679         Alexandria Real Estate
                   Equities, Inc. .....................     31,064
     2,312         AMB Property Corp. .................     64,967
     1,757         Annaly Mortgage Management Inc. ....     33,647
     1,387         Anthracite Capital, Inc. ...........     16,894
     2,298         Apartment Investment &
                   Management Co. (Class A)............     90,564
     3,838         Archstone-Smith Trust ..............     99,212
     1,384         Arden Realty, Inc. .................     38,752
     1,485         Avalonbay Communities, Inc. ........     69,765
     2,038         Boston Properties, Inc. ............     88,225
       905         Brandywine Realty Trust ............     22,625
     1,632         BRE Properties, Inc. (Class A)......     53,938
       743         BPP Liquidating Trust ..............        721
     1,240         Camden Property Trust ..............     46,264
     1,000         Capital Automotive REIT ............     30,730
     1,393         CarrAmerica Realty Corp. ...........     40,690
       892         CBL & Associates Properties, Inc. ..     42,977
       821         CenterPoint Properties Corp. .......     52,216
       893         Chateau Communities, Inc. ..........     26,352
     1,110         Chelsea Property Group, Inc. .......     48,396
       787         Colonial Properties Trust ..........     27,797
     1,493         Commercial Net Lease Realty.........     26,411
       596         Corrections Corporation of
                   America* ...........................     14,703
     1,674         Cousins Properties, Inc. ...........     47,207


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
    2,310          Crescent Real Estate Equities
                   Co. ................................ $   38,854
    2,040          Developers Diversified Realty
                   Corp. ..............................     60,588
    3,366          Duke Realty Corp. ..................     97,008
    8,255          Equity Office Properties Trust......    228,994
    1,877          Equity One, Inc. ...................     31,909
    5,775          Equity Residential .................    161,123
      509          Essex Property Trust, Inc. .........     30,845
    1,077          Federal Realty Investment Trust ....     37,555
    1,118          First Industrial Realty Trust,
                   Inc. ...............................     33,875
      967          Gables Residential Trust ...........     30,702
    1,397          General Growth Properties, Inc. ....     95,247
      856          Glenborough Realty Trust Inc........     17,248
      862          Glimcher Realty Trust ..............     17,955
    1,593          Health Care Property
                   Investors, Inc. ....................     69,821
    1,374          Health Care REIT, Inc. .............     43,267
    1,293          Healthcare Realty Trust, Inc. ......     42,397
    2,183          Heritage Property Investment
                   Trust ..............................     62,325
    1,724          Highwoods Properties, Inc. .........     39,893
    1,259          Home Properties of New York, Inc. ..     46,822
    1,340          Hospitality Properties Trust .......     42,237
    5,877          Host Marriott Corp.* ...............     58,652
    3,496          HRPT Properties Trust ..............     32,478
    1,135          Impac Mortgage Holdings, Inc. ......     15,538
    2,619          iStar Financial Inc. ...............     94,939
      859          Kilroy Realty Corp. ................     24,713
    2,237          Kimco Realty Corp. .................     91,560
    1,670          Lexington Corporate
                   Properties Trust ...................     30,194
    2,001          Liberty Property Trust .............     69,415
      933          Macerich Co. (The) .................     34,829
    1,234          Mack-Cali Realty Corp. .............     45,436
    1,127          Manufactured Home
                   Communities, Inc. ..................     41,248
    1,062          Mills Corp. ........................     37,818

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
    1,683          Nationwide Health Properties, Inc. . $   28,813
    2,232          New Plan Excel Realty Trust ........     49,997
      248          Novastar Financial, Inc. ...........     17,298
    1,467          Pan Pacific Retail Properties,
                   Inc. ...............................     62,773
    4,131          Plum Creek Timber Co., Inc. ........    112,198
    1,062          Post Properties, Inc. ..............     28,727
    1,172          Prentiss Properties Trust ..........     36,273
    4,540          ProLogis Trust .....................    125,077
      971          PS Business Parks, Inc.
                   (Class A) ..........................     35,995
    2,929          Public Storage, Inc. ...............    106,030
      486          RAIT Investment Trust ..............     11,713
    1,102          Realty Income Corp. ................     43,694
    1,321          Reckson Associates Realty Corp. ....     28,679
      507          Redwood Trust, Inc. ................     20,686
    1,866          Regency Center Corp. ...............     67,885
    2,340          Rouse Co. (The) ....................     93,577
    1,240          Senior Housing Properties Trust ....     17,174
    1,308          Shurgard Storage Centers,
                   Inc. (Class A) .....................     45,976
    4,035          Simon Property Group, Inc. .........    170,882
      668          SL Green Realty Corp. ..............     23,921
      721          Summit Properties Inc. .............     15,249
      755          Sun Communities, Inc. ..............     30,653
    1,271          Taubman Centers, Inc. ..............     24,848
    1,397          Thornburg Mortgage, Inc. ...........     37,565
    3,986          Trizec Properties, Inc. ............     47,354
    3,310          United Dominion Realty Trust, Inc. .     59,679
    2,353          Ventas, Inc. .......................     38,942
    2,326          Vornado Realty Trust ...............    106,624
      910          Washington Real Estate
                   Investment Trust ...................     25,298
    1,344          Weingarten Realty Investors ........     58,262
                                                        ----------
                                                         4,391,444
                                                        ----------
                   Recreational Products (0.3%)
    2,340          Activision, Inc.* ..................     27,261
    1,860          Brunswick Corp. ....................     50,127
    1,831          Callaway Golf Co. ..................     28,307


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
      2,932        Electronic Arts Inc.* ............ $  246,288
      3,803        Hasbro, Inc. .....................     71,687
        594        Leapfrog Enterprises, Inc.
                   (Class A)* .......................     17,998
        779        Marvel Enterprises, Inc.* ........     15,268
      8,976        Mattel, Inc. .....................    174,404
        546        Polaris Industries Inc. ..........     43,134
        859        Take-Two Interactive Software,
                   Inc.* ............................     22,849
        596        Thor Industries, Inc. ............     26,212
        834        THQ, Inc.* .......................     13,744
        396        Winnebago Industries, Inc. .......     15,666
                                                      ----------
                                                         752,945
                                                      ----------
                   Regional Banks (2.5%)
        306        Alabama National
                   BanCorporation ...................     15,297
        950        Amcore Financial, Inc. ...........     23,760
      7,341        AmSouth Bancorporation ...........    159,079
      1,597        Associated Banc-Corp. ............     60,015
      2,064        BancorpSouth, Inc. ...............     43,757
      1,381        Bank of Hawaii Corp. .............     46,512
      3,173        Banknorth Group, Inc. ............     87,575
      1,382        BOK Financial Corp.* .............     53,345
        335        Cathay Bancorp, Inc. .............     16,264
      4,509        Charter One Financial, Inc. ......    146,633
        483        Chemical Financial Corp. .........     15,094
        854        Chittenden Corp. .................     24,937
      1,247        Citizens Banking Corp. ...........     32,297
      1,024        City National Corp. ..............     51,558
      2,899        Colonial BancGroup, Inc. (The) ...     43,224
      1,446        Commerce Bancorp, Inc. ...........     58,577
      1,731        Commerce Bancshares, Inc. ........     75,541
      1,027        Community First Bankshares, Inc. .     28,212
      2,667        Compass Bancshares, Inc. .........     90,118
        362        Corus Bankshares, Inc. ...........     18,625
      1,158        Cullen/Frost Bankers, Inc. .......     42,406
      1,249        CVB Financial Corp. ..............     24,618
        532        East West Bancorp, Inc. ..........     22,998
      1,326        F.N.B Corp. ......................     41,835
     11,319        Fifth Third Bancorp ..............    622,658
      1,044        First Bancorp (Puerto Rico) ......     31,477

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
     1,027         First Charter Corp. .............. $   19,000
       303         First Citizens BancShares, Inc.
                   (Class A) ........................     34,845
     1,523         First Commonwealth Financial
                   Corp. ............................     20,165
     1,503         First Financial Bancorp ..........     22,966
     1,479         First Midwest Bancorp, Inc. ......     44,281
     2,577         First Tennessee National
                   Corp. ............................    110,553
     1,679         FirstMerit Corp. .................     40,078
     1,013         Flagstar Bancorp .................     20,068
       563         Frontier Financial Corp. .........     16,851
     3,038         Fulton Financial Corp. ...........     61,398
     1,019         Greater Bay Bancorp ..............     19,962
       546         Hancock Holding Co. ..............     25,891
     3,759         Hibernia Corp. (Class A) .........     75,218
     1,024         Hudson United Bancorp ............     37,407
       890         International Bancshares
                   Corp. ............................     33,998
       661         Irwin Financial Corp. ............     15,401
     2,370         M&T Bank Corp. ...................    209,911
     4,502         Marshall & Ilsley Corp. ..........    141,003
     1,627         Mercantile Bankshares Corp. ......     66,349
     4,138         National Commerce Financial
                   Corp. ............................    101,381
       736         National Penn Bancshares,
                   Inc. .............................     21,535
       894         NBT Bancorp, Inc. ................     18,077
     3,219         North Fork Bancorporation,
                   Inc. .............................    112,826
     4,373         Northern Trust Corp. .............    190,925
     2,580         Old National Bancorp .............     61,610
     1,036         Pacific Capital Bancorp ..........     34,488
       367         Park National Corp. ..............     44,040
       787         Provident Bankshares Corp. .......     21,580
     1,086         Provident Financial Group,
                   Inc. .............................     28,714
       689         R&G Financial Corp. (Class B)
                   (Puerto Rico) ....................     22,048
     4,665         Regions Financial Corp. ..........    168,407
     1,426         Republic Bancorp Inc. ............     19,493
       818         S & T Bancorp, Inc. ..............     24,319
       968         Santander BanCorp. (Puerto
                   Rico) ............................     16,214


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
       865         Silicon Valley Bancshares* .......... $   21,305
     2,490         Sky Financial Group, Inc. ...........     57,768
     1,349         South Financial Group, Inc.
                   (The) ...............................     33,523
       735         Southwest Bancorporation of
                   Texas, Inc. .........................     26,093
       544         Susquehanna Bancshares,
                   Inc. ................................     14,111
     6,050         Synovus Financial Corp. .............    142,357
     1,496         TCF Financial Corp. .................     68,292
       689         Texas Regional Bancshares,
                   Inc. (Class A) ......................     22,723
       448         Trust Co. of New Jersey (The)........     14,197
     2,142         Trustco Bank Corp. of New
                   York ................................     26,347
     1,510         Trustmark Corp. .....................     40,936
    37,685         U.S. Bancorp ........................    924,036
       974         UCBH Holdings, Inc. .................     30,028
       572         UMB Financial Corp. .................     26,484
       704         Umpqua Holdings Corp. ...............     13,270
     4,162         Union Planters Corp. ................    133,767
     1,234         United Bankshares, Inc. .............     37,403
       417         United Community Banks,
                   Inc. ................................     12,005
     2,585         Valley National Bancorp .............     71,165
     1,004         Westamerica Bancorporation...........     44,417
       857         Whitney Holding Corp. ...............     29,609
     1,552         Wilmington Trust Corp. ..............     49,276
     1,825         Zions Bancorporation ................    101,908
                                                         ----------
                                                          5,718,434
                                                         ----------
                   Restaurants (0.7%)
     1,427         Applebee's International, Inc. ......     45,521
       942         Bob Evans Farms, Inc. ...............     26,564
     2,086         Brinker International, Inc.* ........     73,010
     1,132         CBRL Group, Inc. ....................     39,892
       720         CEC Entertainment, Inc.* ............     25,308
     1,263         Cheesecake Factory, Inc.
                   (The)* ..............................     41,616
     3,520         Darden Restaurants, Inc. ............     65,859
       619         IHOP Corp. ..........................     20,737
     1,003         Jack in the Box Inc.* ...............     21,364
     1,124         Krispy Kreme Doughnuts,
                   Inc.* ...............................     49,074

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
       558         Landry's Restaurants, Inc. .......... $   11,445
    25,292         McDonald's Corp. ....................    581,969
     1,724         Outback Steakhouse, Inc. ............     64,391
       570         P.F. Chang's China Bistro,
                   Inc.* ...............................     27,577
       604         Panera Bread Co. (Class A)*..........     24,987
       532         RARE Hospitality International,
                   Inc.* ...............................     18,573
     1,447         Ruby Tuesday, Inc. ..................     32,934
     1,231         Ryan's Family Steak Houses,
                   Inc.* ...............................     16,619
       694         Sonic Corp.* ........................     16,961
     7,784         Starbucks Corp.* ....................    212,737
       934         Triarc Co., Inc. ....................     27,945
     2,301         Wendy's International, Inc. .........     67,626
     6,003         Yum! Brands, Inc.* ..................    179,670
                                                         ----------
                                                          1,692,379
                                                         ----------
                   Savings Banks (0.9%)
       728         Anchor Bancorp Wisconsin,
                   Inc. ................................     17,581
     1,756         Astoria Financial Corp. .............     49,414
       691         Bank Mutual Corp. ...................     25,567
     1,164         BankAtlantic Bancorp, Inc. ..........     16,238
     1,492         Brookline Bancorp, Inc. .............     22,216
     1,749         Capitol Federal Financial ...........     52,470
       580         Charter Financial Corp. .............     17,980
       987         Commercial Federal Corp. ............     22,563
       552         Dime Community Bancshares............     13,690
       600         Downey Financial Corp. ..............     24,852
     1,577         First Niagra Financial Group,
                   Inc. ................................     25,863
       446         Firstfed Financial Corp.* ...........     16,903
     3,021         Golden West Financial Corp. .........    249,535
     1,942         GreenPoint Financial Corp. ..........     97,605
       513         Harbor Florida Bancshares,
                   Inc. ................................     13,292
     4,140         Hudson City Bancorp, Inc. ...........    112,649
     1,161         Independence Community
                   Bank Corp. ..........................     37,825
       480         MAF Bancorp, Inc. ...................     19,200
       493         MB Financial, Inc. ..................     20,953
       984         Net.B@nk, Inc. ......................     12,211


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
    2,880          New York Community
                   Bancorp, Inc.* ..................... $   86,112
    1,139          Northwest Bancorp, Inc. ............     18,805
      402          Pacific Northwest Bancorp ..........     13,970
    1,718          People's Bank ......................     48,946
    1,666          Roslyn Bancorp, Inc. ...............     37,202
    5,507          Sovereign Bancorp, Inc. ............     98,796
    1,269          Staten Island Bancorp, Inc. ........     27,918
    1,523          W. Holding Co., Inc.
                   (Puerto Rico) ......................     29,242
    1,658          Washington Federal, Inc. ...........     40,124
   18,693          Washington Mutual, Inc. ............    738,000
    1,423          Waypoint Financial Corp. ...........     24,898
      974          Webster Financial Corp. ............     36,486
      836          Westcorp ...........................     28,257
                                                        ----------
                                                         2,097,363
                                                        ----------
                   Semiconductors (2.9%)
    7,292          Advanced Micro Devices,
                   Inc.* ..............................     53,232
   33,842          Agere Systems Inc.
                   (Class A)* .........................     95,096
    8,276          Altera Corp.* ......................    159,230
    7,558          Analog Devices, Inc.* ..............    286,826
    7,744          Applied Micro Circuits Corp.*.......     44,373
   10,015          Atmel Corp.* .......................     32,148
    5,735          Broadcom Corp. (Class A)* ..........    116,248
    6,368          Conexant Systems, Inc.* ............     31,331
    3,267          Cypress Semiconductor
                   Corp.* .............................     45,673
      964          DSP Group, Inc.* ...................     25,286
    1,648          Exar Corp.* ........................     23,566
    3,199          Fairchild Semiconductor Corp.
                   (Class A)* .........................     40,787
    3,316          GlobespanVirata, Inc.* .............     22,880
    1,681          Integrated Circuit Systems,
                   Inc.* ..............................     50,514
    2,608          Integrated Device Technology,
                   Inc.* ..............................     30,018
  133,022          Intel Corp. ........................  3,318,899
    1,671          International Rectifier Corp.*......     46,120
    2,903          Intersil Corp. (Class A)* ..........     71,588
    3,152          Lattice Semiconductor
                   Corp.* .............................     24,491

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
  6,602            Linear Technology Corp. ............ $  243,482
  8,821            LSI Logic Corp.* ...................     82,124
  6,906            Maxim Integrated Products, Inc. ....    269,886
  2,555            Micrel, Inc.* ......................     28,718
  4,350            Microchip Technology Inc. ..........    114,666
 12,737            Micron Technology, Inc.* ...........    186,470
  2,122            Mindspeed TechnologiesInc.* ........      6,790
  4,126            National Semiconductor Corp.* ......     92,216
  3,316            NVIDIA Corp.* ......................     63,402
    840            Power Integrations, Inc.* ..........     24,217
  2,132            Rambus Inc.* .......................     38,291
  4,982            RF Micro Devices, Inc.* ............     36,618
  1,799            Semtech Corp.* .....................     29,684
  1,158            Silicon Laboratories Inc.* .........     42,510
    847            Siliconix, Inc.* ...................     36,209
  3,371            Skyworks Solutions, Inc.* ..........     28,687
 34,937            Texas Instruments Inc. .............    659,261
  4,484            TriQuint Semiconductor, Inc.*.......     20,313
  5,650            Vitesse Semiconductor Corp.* .......     36,443
  7,150            Xilinx, Inc.* ......................    187,902
                                                        ----------
                                                         6,746,195
                                                        ----------
                   Services to the Health Industry (0.4%)
    912            Accredo Health, Inc.* ..............     22,326
  1,874            AdvancePCS* ........................     71,006
    262            Advisory Board Co. (The)* ..........     10,847
    696            Cerner Corp.* ......................     22,028
  1,141            Covance, Inc.* .....................     23,619
  1,539            Express Scripts, Inc.
                   (Class A)* .........................    101,574
  4,872            IMS Health Inc. ....................     94,224
  2,906            Laboratory Corp. of America
                   Holdings* ..........................     92,324
  1,067            MedQuist Inc.* .....................     20,881
    681            NDC Health Corp. ...................     13,627
    550            Odyssey Healthcare, Inc.* ..........     23,100
  1,857            Omnicare, Inc. .....................     63,082
  1,144            Pharmaceutical Product
                   Development, Inc.* .................     28,657
  1,982            Quest Diagnostics Inc.* ............    118,444


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
    2,527          Quintiles Transnational
                   Corp.* ............................ $    34,746
      804          Stericycle, Inc.* .................      36,285
    6,368          WebMD Corp.* ......................      76,925
                                                       -----------
                                                           853,695
                                                       -----------
                   Specialty Insurance (0.3%)
    2,010          Ambac Financial Group, Inc. .......     132,399
    1,621          Fidelity National Financial,
                   Inc. ..............................      46,506
    1,266          First American Corp. ..............      30,587
      318          LandAmerica Financial Group,
                   Inc. ..............................      14,657
      220          Markel Corp.* .....................      59,508
    2,774          MBIA Inc. .........................     140,420
    1,949          MGIC Investment Corp. .............     108,170
    1,811          PMI Group, Inc. (The) .............      59,998
      919          Proassurance Corp.* ...............      25,870
    1,762          Radian Group, Inc. ................      82,479
                                                       -----------
                                                           700,594
                                                       -----------
                   Specialty Stores (0.7%)
      697          Advance Auto Parts, Inc.* .........      47,347
    5,891          AutoNation, Inc.* .................     101,266
    1,946          AutoZone, Inc.* ...................     162,024
    1,307          Barnes & Noble, Inc.* .............      31,277
    5,864          Bed Bath & Beyond Inc.* ...........     227,699
    1,731          Borders Group, Inc.* ..............      30,812
    2,146          CarMax Inc.* ......................      76,183
    1,002          Claire's Stores, Inc. .............      27,355
      445          Cost Plus, Inc.* ..................      16,585
    1,037          CSK Auto Corp.* ...................      15,348
      495          Group 1 Automotive, Inc.* .........      18,662
      530          Guitar Center, Inc.* ..............      17,861
      960          Linens 'N Things, Inc.* ...........      25,680
    1,347          Michaels Stores, Inc. .............      52,008
    1,175          O'Reilly Automotive, Inc.* ........      44,768
    6,239          Office Depot, Inc.* ...............     103,567
    2,704          Officemax, Inc.* ..................      24,282
    2,667          PETSMART, Inc. ....................      52,887
    1,978          Pier 1 Imports, Inc. ..............      36,791
      986          Regis Corp. .......................      30,359
      674          Rent-A-Center, Inc.* ..............      49,148
      673          Sonic Automotive, Inc. ............      17,262

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
    9,451          Staples, Inc.* .................... $   190,343
    2,939          Tiffany & Co. .....................     100,984
    4,822          Toys 'R' Us, Inc.* ................      53,765
      339          Tractor Supply Company* ...........      18,777
      838          Tuesday Morning Corp.* ............      23,782
      721          United Auto Group, Inc.* ..........      16,468
    2,379          Williams-Sonoma, Inc.* ............      67,207
      725          Zale Corp.* .......................      34,474
                                                       -----------
                                                         1,714,971
                                                       -----------
                   Specialty Telecommunications (0.2%)
    3,878          American Tower Corp.
                   (Class A)* ........................      35,290
    3,036          CenturyTel, Inc. ..................     104,104
    6,045          Citizens Communications
                   Co.* ..............................      71,633
      579          Commonwealth Telephone
                   Enterprises, Inc.* ................      22,002
    4,718          Crown Castle International
                   Corp.* ............................      46,708
      252          Focal Communications Corp.
                   (Warrants) (due
                   12/14/07)* ........................           0
    3,208          PanAmSat Corp.* ...................      55,915
   33,764          Qwest Communications
                   International, Inc.* ..............     134,718
    1,490          West Corp.* .......................      36,237
                                                       -----------
                                                           506,607
                                                       -----------
                   Steel (0.1%)
    1,702          Nucor Corp. .......................      83,943
      921          Reliance Steel & Aluminum
                   Co. ...............................      20,630
    1,225          Steel Dynamics, Inc.* .............      18,498
    2,317          United States Steel Corp. .........      36,516
    2,107          Worthington Industries, Inc. ......      30,973
                                                       -----------
                                                           190,560
                                                       -----------
                   Telecommunication Equipment (0.8%)
   16,949          ADC Telecommunications,
                   Inc.* .............................      36,949
      907          ADTRAN, Inc. ......................      44,298
    1,981          Advanced Fibre
                   Communications, Inc.* .............      33,419
    2,490          Andrew Corp.* .....................      27,116


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
      9,454        CIENA Corp.* ...................... $   54,928
      1,822        CommScope, Inc.* ..................     18,821
      3,888        Comverse Technology, Inc.* ........     57,348
     24,231        Corning Inc.* .....................    197,240
      1,534        Harris Corp. ......................     49,656
      1,201        InterDigital Communications
                   Corp.* ............................     19,072
     78,388        Lucent Technologies Inc.* .........    137,963
     46,088        Motorola, Inc. ....................    416,636
      1,369        Plantronics, Inc.* ................     33,185
      2,195        Polycom, Inc.* ....................     36,657
     15,773        QUALCOMM Inc. .....................    590,857
      4,721        Sonus Networks, Inc.* .............     32,764
      7,073        Sycamore Networks, Inc.* ..........     29,211
      1,427        Tekelec* ..........................     20,934
      8,917        Tellabs, Inc.* ....................     60,011
        813        Trimble Navigation Ltd.* ..........     22,236
                                                       ----------
                                                        1,919,301
                                                       ----------
                   Textiles (0.0%)
        939        Albany International Corp.
                   (Class A) .........................     26,827
                                                       ----------
                   Tobacco (0.8%)
     40,717        Altria Group, Inc. ................  1,629,087
      1,649        R. J. Reynolds Tobacco
                   Holdings, Inc. ....................     58,572
        761        Universal Corp. ...................     32,426
      3,402        UST, Inc. .........................    113,117
        899        Vector Group Ltd. .................     15,337
                                                       ----------
                                                        1,848,539
                                                       ----------
                   Tools/Hardware (0.1%)
      1,723        Black & Decker Corp. (The) ........     70,402
        464        Briggs & Stratton Corp. ...........     25,552
      1,506        Snap-On, Inc. .....................     42,650
      1,832        Stanley Works (The) ...............     51,901
        664        Toro Co. (The) ....................     26,547
                                                       ----------
                                                          217,052
                                                       ----------
                   Trucking (0.1%)
        580        Arkansas Best Corp. ...............     16,049
      1,170        Heartland Express, Inc.* ..........     29,718
        818        Hunt (J.B.) Tansport Services,
                   Inc.* .............................     38,561

   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
       803         Knight Transportation, Inc.* ...... $   21,280
       384         Landstar System, Inc.* ............     24,637
       980         Pacer International, Inc.* ........     19,139
       450         Roadway Corp. .....................     21,456
     1,809         Swift Transportation Co.,
                   Inc.* .............................     39,870
       715         USF Corp. .........................     22,523
     1,572         Werner Enterprises, Inc. ..........     37,476
       771         Yellow Corp.* .....................     21,017
                                                       ----------
                                                          291,726
                                                       ----------
                   Trucks/Construction/Farm Machinery (0.5%)
     1,496         AGCO Corp.* .......................     28,693
     7,016         Caterpillar Inc. ..................    473,370
     1,081         Cummins Inc. ......................     50,083
     4,841         Deere & Co. .......................    245,826
     1,619         Federal Signal Corp. ..............     32,299
     1,172         Joy Global Inc. ...................     18,506
       710         Manitowoc Co., Inc. ...............     16,188
     1,633         Navistar International Corp.*......     63,720
       348         OshKosh Truck Corp. ...............     23,149
     2,404         PACCAR, Inc. ......................    185,589
     1,048         Terex Corp.* ......................     22,480
     1,386         Trinity Industries, Inc. ..........     31,448
     1,862         Wabtec Corp. ......................     27,483
                                                       ----------
                                                        1,218,834
                                                       ----------
                   Water Utilities (0.0%)
     1,674         Philadelphia Suburban Corp. .......     40,076
                                                       ----------
                   Wholesale Distributors (0.1%)
     1,043         Fisher Scientific International,
                   Inc.* .............................     39,425
     3,616         Genuine Parts Co. .................    111,879
     2,116         Grainger (W.W.), Inc. .............    104,107
       512         Hughes Supply, Inc. ...............     18,637
       939         MSC Industrial Direct Co., Inc.
                   (Class A)* ........................     18,921
       670         SCP Pool Corp.* ...................     25,969
       452         TIMCO Aviation Services, Inc.
                   (Warrants) (due 02/28/07)..........          0
       732         United Stationers, Inc.* ..........     28,050
                                                       ----------
                                                          346,988
                                                       ----------


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
PORTFOLIO OF INVESTMENTS [ ] JULY 31, 2003 continued


   NUMBER OF
     SHARES                                               VALUE
--------------------------------------------------------------------
                Wireless Telecommunications (0.5%)
    54,023      AT&T Wireless Services Inc.*.......   $   460,816
    20,770      Nextel Communications, Inc.
                (Class A)* ........................       379,260
     4,119      Nextel Partners, Inc.
                (Class A)* ........................        36,536
     2,794      Price Communications
                Corp.* ............................        35,484
    20,149      Sprint Corp. (PCS Group)* .........       123,916
     1,506      Telephone & Data Systems,
                Inc. ..............................        80,375
     2,088      United States Cellular Corp.*......        60,030
     1,644      Western Wireless Corp.
                (Class A)* ........................        24,085
                                                      -----------
                                                        1,200,502
                                                      -----------
                Total Common Stocks and
                Warrants
                (Cost $252,556,258)................   227,560,226
                                                      -----------

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
  ----------
                Short-Term Investment (2.1%)
                Repurchase Agreement
$   4,899       Joint repurchase agreement
                  account 1.11% due
                  08/01/03 (dated
                  07/31/03; proceeds
                  $4,899,151) (a)
                  (Cost $4,899,000)..........        4,899,000
                                                --------------
Total Investments
(Cost $257,455,258) (b) (c).........    99.9%      232,459,226
Other Assets in Excess of
Liabilities ........................     0.1           167,690
                                       -----       -----------
Net Assets .........................   100.0%     $232,626,916
                                       =====      ============

----------------------
*    Non-income producing security.
** A portion of this security has been physically segregated in connection with open futures contracts.
(a)  Collateralized by federal agency and U.S. Treasury obligations.
(b) Securities have been designated as collateral in an amount equal to $1,809,068 in connection with open futures contracts.
(c) The aggregate cost for federal income tax purposes is $257,329,073. The aggregate gross unrealized appreciation is $36,840,717 and the aggregate gross unrealized depreciation is $61,710,564, resulting in net unrealized depreciation of $24,869,847.

Futures Contracts Open at July 31, 2003:


                           DESCRIPTION
                            DELIVERY          UNDERLYING    UNREALIZED
 NUMBER OF    LONG/          MONTH,          FACE AMOUNT   APPRECIATION/
 CONTRACTS    SHORT         AND YEAR           AT VALUE    DEPRECIATION
----------- -------- ---------------------- ------------- --------------
      30     Long    Russell 2000 E-Mini
                     Index September 2003   $1,428,300    $71,500
      48     Long    S&P 500 E-Mini Index
                     September 2003          2,374,320      7,217
       6     Long    S&P 500 Index
                     September 2003          1,483,950    (14,298)
                                                          -------
            Net unrealized appreciation ...............   $64,419
                                                          =======


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
July 31, 2003



Assets:
Investments in securities, at value
 (cost $257,455,258) ..............................................    $ 232,459,226
Receivable for:
  Shares of beneficial interest sold ..............................          357,292
  Dividends .......................................................          261,004
  Variation margin ................................................           22,814
Prepaid expenses and other assets .................................           47,163
                                                                       -------------
  Total Assets ....................................................      233,147,499
                                                                       -------------
Liabilities:
Payable for:
  Shares of beneficial interest redeemed ..........................          224,827
  Distribution fee ................................................          178,472
  Investment management fee .......................................           51,902
Accrued expenses and other payables ...............................           65,382
                                                                       -------------
  Total Liabilities ...............................................          520,583
                                                                       -------------
  Net Assets ......................................................    $ 232,626,916
                                                                       =============
Composition of Net Assets:
Paid-in-capital ...................................................    $ 321,228,097
Net unrealized depreciation .......................................      (24,931,613)
Accumulated undistributed net investment income ...................          569,056
Accumulated net realized loss .....................................      (64,238,624)
                                                                       -------------
  Net Assets ......................................................    $ 232,626,916
                                                                       =============
Class A Shares:
Net Assets ........................................................    $  12,865,191
Shares Outstanding (unlimited authorized, $.01 par value) .........        1,545,346
  Net Asset Value Per Share .......................................    $        8.33
                                                                       =============
  Maximum Offering Price Per Share,
    (net asset value plus 5.54% of net asset value) ...............    $        8.79
                                                                       =============
Class B Shares:
Net Assets ........................................................    $ 182,931,677
Shares Outstanding (unlimited authorized, $.01 par value) .........       22,560,334
  Net Asset Value Per Share .......................................    $        8.11
                                                                       =============
Class C Shares:
Net Assets ........................................................    $  23,483,141
Shares Outstanding (unlimited authorized, $.01 par value) .........        2,893,800
  Net Asset Value Per Share .......................................    $        8.11
                                                                       =============
Class D Shares:
Net Assets ........................................................    $  13,346,907
Shares Outstanding (unlimited authorized, $.01 par value) .........        1,589,735
  Net Asset Value Per Share .......................................    $        8.40
                                                                       =============



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended July 31, 2003





Net Investment Income:
Income
Dividends ............................................    $   3,802,631
Interest .............................................           48,363
                                                          -------------
  Total Income .......................................        3,850,994
                                                          -------------
Expenses
Distribution fee (Class A shares) ....................           32,300
Distribution fee (Class B shares) ....................        1,752,683
Distribution fee (Class C shares) ....................          225,883
Investment management fee ............................          874,329
Transfer agent fees and expenses .....................          420,166
Shareholder reports and notices ......................           73,490
Registration fees ....................................           51,594
Professional fees ....................................           44,208
Custodian fees .......................................           23,464
Trustees' fees and expenses ..........................           14,850
Other ................................................           10,016
                                                          -------------
  Total Expenses .....................................        3,522,983
Less: amounts waived/reimbursed ......................         (419,205)
                                                          -------------
  Net Expenses .......................................        3,103,778
                                                          -------------
  Net Investment Income ..............................          747,216
                                                          -------------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain/Loss on:
  Investments ........................................      (15,496,730)
  Futures contracts ..................................        1,039,742
                                                          -------------
  Net Realized Loss ..................................      (14,456,988)
                                                          -------------
Net Change in Unrealized Appreciation/Depreciation on:
  Investments ........................................       35,410,226
  Futures contracts ..................................         (891,440)
                                                          -------------
  Net Appreciation ...................................       34,518,786
                                                          -------------
  Net Gain ...........................................       20,061,798
                                                          -------------
Net Increase .........................................    $  20,809,014
                                                          =============


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets




                                                                                           FOR THE YEAR      FOR THE YEAR
                                                                                              ENDED              ENDED
                                                                                          JULY 31, 2003      JULY 31, 2002
                                                                                         ---------------   ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss) .........................................................    $     747,216     $      (36,601)
Net realized loss ....................................................................      (14,456,988)       (37,452,978)
Net change in unrealized appreciation (depreciation) .................................       34,518,786        (38,879,082)
                                                                                          -------------     --------------
  Net Increase (Decrease) ............................................................       20,809,014        (76,368,661)
                                                                                          -------------     --------------
Dividends to Shareholders from Net Investment Income:
Class A shares .......................................................................          (52,697)           -
Class B shares .......................................................................         (194,798)           -
Class C shares .......................................................................          (25,335)           -
Class D shares .......................................................................          (39,178)            -
                                                                                          -------------     ---------------
  Total Dividends ....................................................................         (312,008)            -
                                                                                          -------------     ---------------
Net decrease from transactions in shares of beneficial interest ......................      (24,245,533)       (37,628,403)
                                                                                          -------------    ---------------
  Net Decrease .......................................................................       (3,748,527)      (113,997,064)
Net Assets:
Beginning of period ..................................................................      236,375,443        350,372,507
                                                                                          -------------    ---------------
End of Period
(Including accumulated undistributed net investment income of $569,056 and $85,835,
respectively) ........................................................................    $ 232,626,916     $  236,375,443
                                                                                          =============    ===============


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
NOTES TO FINANCIAL STATEMENTS [ ] JULY 31, 2003


1. Organization and Accounting Policies
Morgan Stanley Total Market Index Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide investment results that, before expenses, correspond to the total return of the Wilshire 5000 Equity Index (the "Index"). The Fund seeks to achieve its objective by investing at least 80% of its total assets in stocks included in the Index. The Fund was organized as a Massachusetts business trust on March 11, 1999 and commenced operations on September 28, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified

Morgan Stanley Total Market Index Fund
NOTES TO FINANCIAL STATEMENTS [ ] JULY 31, 2003 continued


cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements - Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts - A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Morgan Stanley Total Market Index Fund
NOTES TO FINANCIAL STATEMENTS [ ] JULY 31, 2003 continued


The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of the Fund.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $14,346,906 at July 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $1,052, $559,431 and $3,001, respectively and received $45,780 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 2003 aggregated $9,178,693 and $26,233,984, respectively. Included in the aforementioned are sales of common stock of Morgan Stanley, an affiliate of the Investment Manager and Distributor, of $17,228, including realized losses of $17,447.

Morgan Stanley Total Market Index Fund
NOTES TO FINANCIAL STATEMENTS [ ] JULY 31, 2003 continued


Morgan Stanley Trust, an affiliate of Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $2,900.

5. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:



                                               FOR THE YEAR     FOR THE YEAR
                                                  ENDED             ENDED
                                              JULY 31, 2003     JULY 31, 2002
                                             ---------------   --------------
Ordinary income ........................         $312,008            --



As of July 31, 2003, the tax-basis components of accumulated losses were as follows:





Undistributed ordinary income ..........    $     436,291
Undistributed long-term gains ..........          -
                                           --------------
Net accumulated earnings ...............          436,291
Capital loss carryforward* .............      (53,206,862)
Post-October losses ....................      (10,960,763)
Net unrealized depreciation ............      (24,869,847)
                                           --------------
Total accumulated losses ...............     ($88,601,181)
                                           ==============



*As of July 31, 2003, the Fund had a net capital loss carryforward of $53,206,862 of which $1,011,048 will expire on July 31, 2009, $19,339,256 will expire on July 31, 2010 and $32,856,558 will expire on July 31, 2011 to offset future capital gains to the extent provided by regulations.

As of July 31, 2003, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and permanent book/tax differences primarily attributable to tax adjustments on real estate investment trusts held by the Fund and a prior year net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $78,978, accumulated net realized loss was credited $30,965 and accumulated undistributed net investment income was credited $48,013.

Morgan Stanley Total Market Index Fund
Notes to Financial Statements [ ] July 31, 2003 continued


6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:




                                                         FOR THE YEAR                          FOR THE YEAR
                                                             ENDED                                ENDED
                                                         JULY 31, 2003                        JULY 31, 2002
                                              -----------------------------------   ----------------------------------
                                                   SHARES             AMOUNT             SHARES            AMOUNT
                                              ---------------   -----------------   ---------------   ----------------
CLASS A SHARES
Sold ......................................         252,945       $   1,891,906         1,400,205      $  12,155,699
Reinvestment of dividends .................           6,409              47,556           -                  -
Redeemed ..................................        (498,025)         (3,839,268)       (1,335,569)       (11,750,374)
                                                   --------       -------------     -------------     --------------
Net increase (decrease) - Class A .........        (238,671)         (1,899,806)           64,636            405,325
                                                   --------       -------------     -------------     --------------
CLASS B SHARES
Sold ......................................       3,515,430          25,785,791         5,417,710         47,102,683
Reinvestment of dividends .................          24,256             176,104            -                 -
Redeemed ..................................      (7,065,998)        (50,975,769)       (9,739,403)       (82,932,081)
                                                 ----------       -------------     -------------     --------------
Net decrease - Class B ....................      (3,526,312)        (25,013,874)       (4,321,693)       (35,829,398)
                                                 ----------       -------------     -------------     --------------
CLASS C SHARES
Sold ......................................         458,830           3,372,957           679,015          5,812,524
Reinvestment of dividends .................           3,154              22,902            -                 -
Redeemed ..................................        (912,895)         (6,577,269)       (1,058,178)        (9,052,752)
                                                 ----------       -------------     -------------     --------------
Net decrease - Class C ....................        (450,911)         (3,181,410)         (379,163)        (3,240,228)
                                                 ----------       -------------     -------------     --------------
CLASS D SHARES
Sold ......................................         978,399           7,744,537           852,696          7,775,092
Reinvestment of dividends .................           4,311              32,200            -                 -
Redeemed ..................................        (252,541)         (1,927,180)         (745,496)        (6,739,194)
                                                 ----------       -------------     -------------     --------------
Net increase - Class D ....................         730,169           5,849,557           107,200          1,035,898
                                                 ----------       -------------     -------------     --------------
Net decrease in Fund ......................      (3,485,725)      $ (24,245,533)       (4,529,020)     $ (37,628,403)
                                                 ==========       =============     =============     ==============

Morgan Stanley Total Market Index Fund
NOTES TO FINANCIAL STATEMENTS [ ] JULY 31, 2003 continued


7. Purposes of and Risks Relating to Certain Financial Instruments
To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures contracts ("futures contracts").

Futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities or currencies. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 2003, the Fund had open futures contracts.

Morgan Stanley Total Market Index Fund
FINANCIAL HIGHLIGHTS


                                                                                                            FOR THE PERIOD
                                                                   FOR THE YEAR ENDED JULY 31,            SEPTEMBER 28, 1999*
                                                           -------------------------------------------          THROUGH
                                                               2003           2002            2001           JULY 31, 2000
                                                           -----------   -------------   -------------   --------------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $ 7.52        $  9.70         $ 11.38            $  10.00
                                                             ------        -------         -------            --------
Income (loss) from investment operations:
 Net investment income[++] .............................       0.08           0.06            0.06                0.06
 Net realized and unrealized gain (loss) ...............       0.76          (2.24)          (1.74)               1.34
                                                             ------        -------         -------            --------
Total income (loss) from investment operations .........       0.84          (2.18)          (1.68)               1.40
                                                             ------        -------         -------            --------
Less dividends and distributions from:
 Net investment income .................................      (0.03)             -               -                   -
 Net realized gains ....................................          -              -               -               (0.02)
                                                             ---------     --------        --------           --------
Total dividends and distributions ......................      (0.03)             -               -               (0.02)
                                                             -------       --------        --------           --------
Net asset value, end of period .........................     $ 8.33        $  7.52         $  9.70            $  11.38
                                                             =======       =======         =======            ========
Total Return+ ..........................................      11.23%        (22.47)%        (14.76)%             13.99%(1)
Ratios to Average Net Assets(3)(4):
Expenses ...............................................       0.75%          0.75 %          0.71 %              0.75%(2)
Net investment income ..................................       1.01%          0.67 %          0.58 %              0.58%(2)
Supplemental Data:
Net assets, end of period, in thousands ................    $12,865        $13,410         $16,678            $ 22,895
Portfolio turnover rate ................................          4%             4 %             7 %                 2%(1)



------------
*    Commencement of operations.
[++] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                        EXPENSE     NET INVESTMENT
PERIOD ENDED             RATIO       INCOME RATIO
--------------------   ---------   ---------------
  July 31, 2003           0.94%          0.82%
  July 31, 2002           0.90%          0.52%
  July 31, 2001           0.81%          0.48%
  July 31, 2000           0.90%          0.43%


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
FINANCIAL HIGHLIGHTS continued



                                                                                                             FOR THE PERIOD
                                                                   FOR THE YEAR ENDED JULY 31,             SEPTEMBER 28, 1999*
                                                           --------------------------------------------          THROUGH
                                                               2003            2002            2001           JULY 31, 2000
                                                           ------------   -------------   -------------   --------------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $  7.35         $   9.56        $  11.31           $  10.00
                                                             -------         --------        --------           --------
Income (loss) from investment operations:
 Net investment income (loss)[++] ......................        0.02           (0.01)          (0.02)             (0.02)
 Net realized and unrealized gain (loss) ...............        0.75           (2.20)          (1.73)              1.35
                                                             -------         --------        --------           --------
Total income (loss) from investment operations .........        0.77           (2.21)          (1.75)              1.33
                                                             -------         --------        --------           --------
Less dividends and distributions from:
 Net investment income .................................        (0.01)             -               -                  -
 Net realized gains ....................................            -              -               -              (0.02)
                                                             ----------      ---------       ---------          --------
Total dividends and distributions ......................        (0.01)             -               -              (0.02)
                                                             --------        ---------       ---------          --------
Net asset value, end of period .........................     $  8.11         $   7.35        $   9.56           $  11.31
                                                             ========        ========        ========           ========
Total Return+ ..........................................        10.46%         (23.12)%        (15.47)%            13.29%(1)
Ratios to Average Net Assets(3)(4):
Expenses ...............................................         1.50%           1.50 %          1.50 %             1.50 %(2)
Net investment income (loss) ...........................         0.26%          (0.08)%         (0.21)%            (0.17)%(2)
Supplemental Data:
Net assets, end of period, in thousands ................     $182,932        $191,843        $290,758           $356,899
Portfolio turnover rate ................................            4%              4 %             7 %                2 %(1)



------------
*    Commencement of operations.
[++] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
     (loss) ratios would have been as follows:



                        EXPENSE       NET INVESTMENT
PERIOD ENDED             RATIO      INCOME (LOSS) RATIO
--------------------   ---------   --------------------
  July 31, 2003          1.69%              0.07 %
  July 31, 2002          1.65%             (0.23)%
  July 31, 2001          1.60%             (0.31)%
  July 31, 2000          1.65%             (0.32)%


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
FINANCIAL HIGHLIGHTS continued



                                                                                                            FOR THE PERIOD
                                                                   FOR THE YEAR ENDED JULY 31,            SEPTEMBER 28, 1999*
                                                           -------------------------------------------          THROUGH
                                                               2003           2002            2001           JULY 31, 2000
                                                           -----------   -------------   -------------   --------------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $ 7.36       $  9.56         $ 11.31             $ 10.00
                                                             ------        -------         -------             -------
Income (loss) from investment operations:
 Net investment income (loss)[++] ......................       0.02          0.00           (0.02)              (0.02)
 Net realized and unrealized gain (loss) ...............       0.74         (2.20)          (1.73)               1.35
                                                             ------        -------         -------             -------
Total income (loss) from investment operations .........       0.76         (2.20)          (1.75)               1.33
                                                             ------        -------         -------             -------
Less dividends and distributions from:
 Net investment income .................................      (0.01)            -               -                   -
 Net realized gains ....................................          -             -               -               (0.02)
                                                             ---------     --------        --------            -------
Total dividends and distributions ......................      (0.01)            -               -               (0.02)
                                                             -------       --------        --------            -------
Net asset value, end of period .........................     $ 8.11       $  7.36         $  9.56             $ 11.31
                                                             =======       =======         =======             =======
Total Return+ ..........................................      10.31%       (23.01)%        (15.47)%             13.29 %(1)
Ratios to Average Net Assets(3)(4):
Expenses ...............................................       1.50%         1.42 %          1.50 %              1.50 %(2)
Net investment income (loss) ...........................       0.26%         0.00 %         (0.21)%             (0.17)%(2)
Supplemental Data:
Net assets, end of period, in thousands ................    $23,483       $24,616         $35,607             $43,901
Portfolio turnover rate ................................          4%            4 %             7 %                 2 %(1)



------------
*    Commencement of operations.
[++] The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income
     (loss) ratios would have been as follows:



                        EXPENSE       NET INVESTMENT
PERIOD ENDED             RATIO      INCOME (LOSS) RATIO
--------------------   ---------   --------------------
  July 31, 2003          1.69%              0.07 %
  July 31, 2002          1.57%             (0.15)%
  July 31, 2001          1.60%             (0.31)%
  July 31, 2000          1.65%             (0.32)%



                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
FINANCIAL HIGHLIGHTS continued



                                                                                                            FOR THE PERIOD
                                                                   FOR THE YEAR ENDED JULY 31,            SEPTEMBER 28, 1999*
                                                           -------------------------------------------          THROUGH
                                                               2003           2002            2001           JULY 31, 2000
                                                           -----------   -------------   -------------   --------------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period ...................     $ 7.57        $  9.74         $ 11.41            $  10.00
                                                             ------        -------         -------            --------
Income (loss) from investment operations:
 Net investment income[++] .............................       0.09           0.08            0.08                0.08
 Net realized and unrealized gain (loss) ...............       0.78          (2.25)          (1.75)               1.35
                                                             ------        -------         -------            --------
Total income (loss) from investment operations .........       0.87          (2.17)          (1.67)               1.43
                                                             ------        -------         -------            --------
Less dividends and distributions from:
 Net investment income .................................      (0.04)             -               -                   -
 Net realized gains ....................................          -              -               -               (0.02)
                                                             ---------     --------        --------           --------
Total dividends and distributions ......................      (0.04)             -               -               (0.02)
                                                             -------       --------        --------           --------
Net asset value, end of period .........................     $ 8.40        $  7.57         $  9.74            $  11.41
                                                             =======       =======         =======            ========
Total Return+ .........................................       11.54%        (22.28)%        (14.64)%             14.30%(1)
Ratios to Average Net Assets(3)(4):
Expenses ...............................................       0.50%          0.50 %          0.50 %              0.50%(2)
Net investment income ..................................       1.26%          0.92 %          0.79 %              0.83%(2)
Supplemental Data:
Net assets, end of period, in thousands ................    $13,347        $ 6,506         $ 7,329             $ 3,628
Portfolio turnover rate ................................          4%             4 %             7 %                 2%(1)



------------
*    Commencement of operations.
[++] The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been as follows:



                        EXPENSE     NET INVESTMENT
PERIOD ENDED             RATIO       INCOME RATIO
--------------------   ---------   ---------------
  July 31, 2003         0.69%            1.07%
  July 31, 2002         0.65%            0.77%
  July 31, 2001         0.60%            0.69%
  July 31, 2000         0.65%            0.68%


                       See Notes to Financial Statements

Morgan Stanley Total Market Index Fund
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Total Market Index Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Total Market Index Fund (the "Fund"), including the portfolio of investments, as of July 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Total Market Index Fund as of July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 12, 2003

                      2003 Federal Tax Notice (unaudited)

     For the fiscal year ended July 31, 2003, 100% of the income dividends paid by the Fund qualified for the dividends received deduction available to corporations.

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT
      PROXY VOTING POLICY AND PROCEDURES
--------------------------------------------------------------------------------
I. POLICY STATEMENT


     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES


A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  Election of Directors.

       o Limiting Directors' liability and broadening indemnification of Directors.

       o Requirement that a certain percentage (up to 662|M/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o  General updating/corrective amendments to the charter.

       o  Elimination of cumulative voting.

       o  Elimination of preemptive rights.

       o Provisions for confidential voting and independent tabulation of voting results.

       o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       Capitalization changes

       o Capitalization changes that eliminate other classes of stock and voting rights.

       o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       o  Proposals for share repurchase plans.

       o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       o  Proposals to effect stock splits.

       o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.


       Compensation

       o Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       o Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       o Establishment of Employee Stock Option Plans and other employee ownership plans.

       Anti-Takeover Matters

       o Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       o Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       o Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       o  Creation of "blank check" preferred stock.

       o  Changes in capitalization by 100% or more.

       o Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

       o Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       o  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       Corporate Transactions

       o Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       o Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)    Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       Anti-Takeover Provisions

       o  Proposals requiring shareholder ratification of poison pills.

       o Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o  Requiring auditors to attend the annual meeting of shareholders.

       o Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       o Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o  Confidential voting.

       o  Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Restoring cumulative voting in the election of directors.

       o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Requiring shareholder approval for bylaw or charter amendments.

       o Requiring shareholder approval for shareholder rights plan or poison pill.

       o  Requiring shareholder approval of golden parachutes.

       o  Elimination of certain anti-takeover related provisions.

       o  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                     MORGAN STANLEY TOTAL MARKET INDEX FUND

                            PART C OTHER INFORMATION

Item 23.       Exhibits:
               ---------

(a)(1) Declaration of Trust of the Registrant, dated March 11, 1999, is incorporated by reference to the Initial Registration Statement on Form N-1A, filed on March 12, 1999.

(a)(2) Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 12, 2001.

(b) Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

(c)            None

(d) Form of Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., is incorporated by reference to Exhibit 4 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

(e)(1) Form of Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., is incorporated by reference to
               Exhibit 5(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

(e)(2) Form of Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated by reference to Exhibit 5(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

(f)            None

(g)(1) Form of Custodian Agreement between the Registrant and the Bank of New York, is incorporated by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

(g)(2) Amendment to the Custody Agreement, dated June 15, 2001, is incorporated by reference to Exhibit 7(b) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 12, 2001.

(g)(3) Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 12, 2001.

(h)(1) Form of Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 29, 2000.

(h)(2) Form of Amended and Restated Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

(i)(1)         Opinion of Barry Fink, Esq., is incorporated by reference to
               Exhibit 9(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

(i)(2) Opinion of Lane Altman & Owens LLP, is incorporated by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

(j)            Consent of Independent Auditors, filed herein.

(k)            None

(l)            Not applicable.

(m) Form of Plan of Distribution pursuant to Rule 12b-1 between Registrant and Morgan Stanley Distributors Inc., is incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999.

(n) Form of Multiple Class Plan pursuant to Rule 18f-3, dated August 15, 2000, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on October 12, 2001.

(o)            Not applicable.

(p)(1) Code of Ethics of Morgan Stanley Investment Management, is incorporated by reference to Exhibit 16(a) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on September 30, 2002.

(p)(2) Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on September 30, 2002.

Other Powers of Attorney, is incorporated by reference to Exhibit (Other) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on July 21, 1999 and Post-Effective Amendment No.1to the Registration Statement on Form N-1A, filed on September 29, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

         None

ITEM 25. INDEMNIFICATION.

         Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS                  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------                ---------------------------------------------------------------
Mitchell M. Merin                                 President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer                Investment Management; Chairman, Chief Executive Officer and
and Director                                      Director of Morgan Stanley Distributors; Chairman and Director
                                                  of Morgan Stanley Trust; President, Chief Executive Officer
                                                  and Director of Morgan Stanley Services; President of the
                                                  Morgan Stanley Retail Funds, TCW/DW Term Trust 2003 and the
                                                  Institutional Funds; Director of Morgan Stanley Investment
                                                  Management Inc.; Member of the Executive Committee of Morgan
                                                  Stanley Investments LP; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                                  the Van Kampen Open-End Funds; President and Chief Executive
                                                  Officer of the Van Kampen Closed-End Funds.

Barry Fink                                        Managing Director and General Counsel of Morgan Stanley
Managing Director and                             Investment Management; Managing Director and Director of Morgan
Director                                          Stanley Services; Vice President and Secretary of Morgan
                                                  Stanley Distributors; Vice President and General Counsel of the
                                                  Morgan Stanley Funds.

A. Thomas Smith III                               Vice President and Assistant Secretary of the Morgan Stanley
Managing Director and                             Funds.
General Counsel

Joseph J. McAlinden                               Chief Investment Officer and Managing Director of Morgan
Managing Director and                             Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                          and Managing Director of Morgan Stanley Investments LP;
                                                  Director of Morgan Stanley Trust.

Thomas L. Bennett                                 Managing Director and Director of Morgan Stanley Investment
Managing Director                                 Management Inc.; Director of the Universal Institutional Funds;
                                                  Managing Director and Executive Committee member of Morgan
                                                  Stanley Investments LP; Chairman of Morgan Stanley
                                                  Institutional Fund Trust; Director of Morgan Stanley
                                                  Distribution, Inc.

Ronald E. Robison                                 Managing Director, Chief Administrative Officer and Director of
Managing Director,                                Morgan Stanley Services; Chief Executive Officer and Director
Chief Administrative Officer and                  of Morgan Stanley Trust; Executive Vice President and Principal
Director                                          Executive Officer of the Morgan Stanley Funds.

Dominic P. Caldecott                              Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                                 Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                                  Investment Management Ltd.; Vice President and Investment
                                                  Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                                   Managing Director and Chief Administrative Officer-Investments
Managing Director and                             of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-                     Investments LP.
Investments

John B. Kemp, III                                 President of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                                  Executive Director of Morgan Stanley Services; Vice President
Executive Director                                and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Institutional Government Securities Trust
(4)  Active Assets Institutional Money Trust
(5)  Active Assets Money Trust
(6)  Active Assets Tax-Free Trust
(7)  Morgan Stanley 21st Century Trend Fund
(8)  Morgan Stanley Aggressive Equity Fund
(9)  Morgan Stanley All Star Growth Fund
(10) Morgan Stanley Allocator Fund
(11) Morgan Stanley American Opportunities Fund
(12) Morgan Stanley Balanced Growth Fund
(13) Morgan Stanley Balanced Income Fund
(14) Morgan Stanley Biotechnology Fund
(15) Morgan Stanley California Tax-Free Daily Income Trust
(16) Morgan Stanley California Tax-Free Income Fund
(17) Morgan Stanley Capital Opportunities Trust
(18) Morgan Stanley Convertible Securities Trust
(19) Morgan Stanley Developing Growth Securities Trust
(20) Morgan Stanley Dividend Growth Securities Inc.
(21) Morgan Stanley Equity Fund
(22) Morgan Stanley European Growth Fund Inc.
(23) Morgan Stanley Federal Securities Trust
(24) Morgan Stanley Financial Services Trust
(25) Morgan Stanley Flexible Income Trust
(26) Morgan Stanley Fund of Funds
(27) Morgan Stanley Fundamental Value Fund
(28) Morgan Stanley Global Advantage Fund
(29) Morgan Stanley Global Dividend Growth Securities
(30) Morgan Stanley Global Utilities Fund
(31) Morgan Stanley Growth Fund
(32) Morgan Stanley Hawaii Municipal Trust

(33) Morgan Stanley Health Sciences Trust
(34) Morgan Stanley High Yield Securities Inc.
(35) Morgan Stanley Income Builder Fund
(36) Morgan Stanley Information Fund
(37) Morgan Stanley International Fund
(38) Morgan Stanley International SmallCap Fund
(39) Morgan Stanley International Value Equity Fund
(40) Morgan Stanley Japan Fund
(41) Morgan Stanley KLD Social Index Fund
(42) Morgan Stanley Latin American Growth Fund
(43) Morgan Stanley Limited Duration Fund
(44) Morgan Stanley Limited Duration U.S. Treasury Trust
(45) Morgan Stanley Limited Term Municipal Trust
(46) Morgan Stanley Liquid Asset Fund Inc.
(47) Morgan Stanley Market Leader Trust
(48) Morgan Stanley Mid-Cap Value Fund
(49) Morgan Stanley Multi-State Municipal Series Trust
(50) Morgan Stanley Nasdaq-100 Index Fund
(51) Morgan Stanley Natural Resource Development Securities Inc.
(52) Morgan Stanley New Discoveries Fund
(53) Morgan Stanley New York Municipal Money Market Trust
(54) Morgan Stanley New York Tax-Free Income Fund
(55) Morgan Stanley Next Generation Trust
(56) Morgan Stanley Pacific Growth Fund Inc.
(57) Morgan Stanley Prime Income Trust
(58) Morgan Stanley Quality Income Trust
(59) Morgan Stanley Real Estate Fund
(60) Morgan Stanley S&P 500 Index Fund
(61) Morgan Stanley Select Dimensions Investment Series
(62) Morgan Stanley Small-Mid Special Value Fund
(63) Morgan Stanley Special Growth Fund
(64) Morgan Stanley Special Value Fund
(65) Morgan Stanley Strategist Fund
(66) Morgan Stanley Tax-Exempt Securities Trust
(67) Morgan Stanley Tax-Free Daily Income Trust
(68) Morgan Stanley Tax-Managed Growth Fund
(69) Morgan Stanley Technology Fund

(70) Morgan Stanley Total Market Index Fund
(71) Morgan Stanley Total Return Trust
(72) Morgan Stanley U.S. Government Money Market Trust
(73) Morgan Stanley U.S. Government Securities Trust
(74) Morgan Stanley Utilities Fund
(75) Morgan Stanley Value-Added Market Series
(76) Morgan Stanley Value Fund
(77) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                    POSITIONS AND OFFICE WITH
NAME                               MORGAN STANLEY DISTRIBUTORS
----                       ----------------------------------------------
James F. Higgins                             Director

Philip J. Purcell                            Director

John Schaeffer                               Director

Charles Vadala             Senior Vice President and Financial Principal.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of September, 2003.

                                          MORGAN STANLEY TOTAL MARKET INDEX FUND

                                          By: /s/ Barry Fink
                                              ----------------------------------
                                                  Barry Fink
                                                  Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.4 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                               Title                 Date
         ----------                               -----                 ----

(1) Principal Executive Officer       Executive Vice President
                                      and Principal Executive
                                      Officer

By: /s/ Ronald E. Robison                                              9/29/03
    ------------------------------
        Ronald E. Robison

(2) Principal Financial Officer       Chief Financial Officer


By: /s/ Francis J. Smith                                               9/29/03
    ------------------------------
        Francis J. Smith

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By: /s/ Barry Fink                                                     9/29/03
    ------------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic       Manuel H. Johnson
    Edwin J. Garn       Michael E. Nugent
    Wayne E. Hedien

By: /s/ Stuart M. Strauss                                              9/29/03
    ------------------------------
        Stuart M. Strauss
        Attorney-in-Fact

                     MORGAN STANLEY TOTAL MARKET INDEX FUND

                                  EXHIBIT INDEX

(b)        Amended and Restated By-Laws of the Registrant, dated April 24, 2003

(j)        Consent of Independent Auditors